SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

THE COAST DISTRIBUTION SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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July 25, 2012

Dear Fellow Stockholder:

On behalf of the Board of Directors, I would like to extend a cordial invitation to you to attend the Annual Meeting of Stockholders of The Coast Distribution System, Inc. (the “Company”). The Annual Meeting will be held on Tuesday, August 28, 2012, at 10:00 A.M., Pacific Time, at the Company’s executive offices at 350 Woodview Avenue, Morgan Hill, California 95037.

The attached Notice of Annual Meeting and Proxy Statement describe the matters to be voted on at the Annual Meeting. At the Annual Meeting we also will be discussing the Company’s operations. Your participation in Company activities is important, and we hope you will attend.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible in order to assure that your vote will be counted. You may vote by any of the three following methods:

1.	By telephone; or

2.	On the Internet; or

3.	By completing, signing and returning your proxy by mail in the enclosed postage prepaid envelope.

Voting by any of these methods will not prevent you from attending and voting your shares at the Annual Meeting, if you so choose.

Please review the instructions with respect to your voting options contained in the accompanying Proxy Statement and described on the proxy card enclosed with the Notice of Annual Meeting and Proxy Statement.

Also, please let us know if you plan to attend our Annual Meeting by indicating your plans when prompted to do so (if you are voting by telephone or over the Internet) or by marking the appropriate box on the enclosed proxy card if you will be voting by mail.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please be sure to vote by telephone, over the Internet or by completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid reply envelope, so that your shares may be voted in accordance with your wishes. Voting by one of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting.

Sincerely,

Thomas R. McGuire

Chairman of the Board of Directors

THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

(408) 782-6686

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 28, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of The Coast Distribution System, Inc., a Delaware corporation (the “Company”), will be held at the Company’s executive offices located at 350 Woodview Avenue, Morgan Hill, California 95037, at 10:00 A.M. Pacific Time on Tuesday, August 28, 2012, for the following purposes, as more fully described in the accompanying Proxy Statement:

(1)	To elect Thomas R. McGuire and Ben A. Frydman as the Class III Directors of the Company for a term of three years;

(2)	To approve the 2012 Equity Incentive Plan which sets aside 300,000 shares of common stock for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to officers, other key employees, directors and consultants of the Company and its subsidiaries;

(3)	To ratify the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on July 19, 2012 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card and a copy of our 2011 Annual Report to Stockholders, and by notifying you of the availability of those proxy materials on the Internet at http://investors.coastdistribution.com. In order to protect the privacy of our stockholders, that website does not have “cookies” or other tracking features that would make it possible to identify visitors to the website.

By Order of the Board of Directors

Sandra A. Knell

Executive Vice President and Secretary

July 25, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Tuesday, August 28, 2012.

This Notice and the accompanying Proxy Statement, proxy card and our Annual Report to Stockholders are available online at http://investors.coastdistribution.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU SHOULD VOTE YOUR SHARES BY ONE OF THE METHODS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. BY DOING SO, YOU WILL BE ASSURED THAT YOUR VOTE WILL BE COUNTED AND IT WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING.

THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be Held August 28, 2012

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Coast Distribution System, Inc., a Delaware corporation (“Coast” or the “Company”), for use at its 2012 Annual Meeting of Stockholders to be held at 10:00 A.M. Pacific Time on Tuesday, August 28, 2012, at the executive offices of the Company located at 350 Woodview Avenue, Morgan Hill, California 95037. This Proxy Statement and the accompanying proxy card, together with the Company’s 2011 Annual Report to Stockholders, are first being mailed to stockholders on or about July 27, 2012.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY ONE OF THE METHODS DESCRIBED BELOW.

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this Proxy Statement and multiple proxy cards. If you want all of your votes to be counted, please be sure to vote in each of those capacities by one of the methods described below in the subsection entitled “How Do I Vote?”.

Who May Vote?

If you were a stockholder of record of the Company at the close of business on July 19, 2012, you are entitled to vote at the 2012 Annual Meeting, either in person or by proxy. On that day, a total of 4,926,597 shares of our common stock were outstanding and entitled to be voted at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to cast one vote for each share of common stock that you owned of record on July 19, 2012 on all matters presented for a vote of the stockholders. However, our Certificate of Incorporation provides that, if any stockholder, who is entitled to vote and is in attendance at the Annual Meeting, announces, prior to the voting, an intention to cumulate votes in the election of directors, then all stockholders will be entitled to cumulate votes in that election. In an election held by cumulative voting, each stockholder is entitled to cast a number of votes equal to the number of directors to be elected (which, at this year’s Annual Meeting, will be two) multiplied by the number of shares of common stock held by the stockholder, and the stockholder may cast all of those votes for a single nominee or may divide those votes between any two of the nominees in such proportions as the stockholder chooses. However, in accordance with the applicable provisions of the Company’s

Certificate of Incorporation, no stockholder may cumulate votes for the election of an individual as a director unless that individual’s name has been properly placed in nomination before the voting and any stockholder who is present in person at the Annual Meeting has given notice, at the Meeting and before the voting, of such stockholder’s intention to cumulate his or her votes.

Our Bylaws provide that any stockholder may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board of Directors, provided that the stockholder has given the Company written notice (addressed to the Secretary of the Company at the Company’s principal offices) of the stockholder’s intention to do so by no later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. If, however, the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the prior year’s meeting, then such notice must have been received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is made. That notice must be accompanied by certain information regarding the stockholder’s candidate or candidates for election to the Board and the nominating stockholder and the written consent of each such candidate to be named as a nominee and, if nominated and elected, to serve as a director. Any stockholder nomination at any annual meeting that does not comply with these Bylaw requirements will be ineffective and disregarded. For additional information regarding this notice requirement, see “CORPORATE GOVERNANCE—Nomination of Directors” below.

How Can I Vote My Shares?

If you were a stockholder of record on July 19, 2012, you may vote your shares by:

•	Telephone or the Internet, as described below and in accordance with the instructions set forth in the enclosed proxy card; or

•	Completing, dating and signing and then returning the enclosed proxy card in the postage prepaid envelope that accompanies this Proxy Statement; or

•	By attending and voting your shares in person at the Annual Meeting; or

•	By giving another person a proxy or voting instructions which will entitle that person to vote your shares in accordance with any of the above methods.

Voting by Telephone or the Internet.    Stockholders may vote by telephone by calling, toll-free, 1-800-652 VOTE (8683). Alternatively, stockholders may vote on the Internet by following the instructions provided at http://www.investorvote.com/CRV. Telephone and Internet voting are available 24 hours a day until 1:00 A.M. Pacific Time on August 28, 2012. Our telephone and Internet voting procedures are designed to authenticate each stockholder by using an individual control number that is located on your proxy card. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Voting by Mail.    As in past years, stockholders may vote by mail by completing, dating and signing and then returning the enclosed proxy card by mail in the postage prepaid return envelop that accompanies this Proxy Statement.

Voting In Person at the Annual Meeting.    In the alternative, you may attend the Annual Meeting and vote in person.

Even if you vote by telephone, on the Internet or by mail, you may later change your vote by taking, prior to the Annual Meeting, one of the actions described below in the subsection below entitled “How Can I Revoke My Proxy?” or by attending the Annual Meeting and voting in person.

However, if your shares are held in a brokerage or bank account or by a nominee holder, please read the information below under the subcaptions “Voting Shares Held by Brokers, Banks and Other Nominees” and “Required Vote” regarding how your shares may be voted in accordance with your wishes.

Voting Shares Held by Brokers or by Banks or Other Nominee Holders

If you hold your shares of common stock in a brokerage, bank or nominee account, you are the “beneficial owner” of those shares, holding them in “street name” and the broker, bank or nominee is the “record owner” of and is entitled to vote your shares. As a result, in order for you to be able to have your shares voted in accordance with your wishes, you must give voting instructions to the broker, bank or other nominee holder of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock. Proxies that are returned to us by brokers, banks or other nominee holders on your behalf will count toward a quorum and will be voted in accordance with the voting instructions you have sent to your broker, bank or other nominee holder. In the alternative, if you are a beneficial owner of any shares and want to vote those shares yourself, then you must obtain a proxy authorizing you to do so from your broker, bank or other nominee holder. If you fail to provide voting instructions to, and you do not obtain a proxy from, your broker, bank or other nominee holder, your shares cannot be voted at the Annual Meeting.

What are Broker Non-Votes and How Will They Affect the Voting at the Annual Meeting?

Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, such as the election of directors and the approval of the 2012 Equity Incentive Plan, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals (such as the ratification of the appointment of independent registered public accountants), if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. If the broker does not receive voting instructions from you, but chooses to vote your shares on a routine matter, then your shares will be deemed to be present by proxy, and will count toward a quorum, at the Annual Meeting, but will not be counted as having been voted in, and as a result will be deemed to constitute “broker non-votes” with respect to, the election of directors and the approval of the 2012 Equity Incentive Plan. We will treat broker non-votes as follows:

•

Broker non-votes will not be counted as present or entitled to be voted, and will not affect the outcome of the voting, on any proposal which, to be approved, will require the affirmative vote of the holders of a plurality or majority (or another percentage) of the shares that are present (in person or by proxy) and entitled to vote on the proposal, but broker non-votes will be counted as present for quorum purposes.

•

On the other hand, broker non-votes will have the same effect as a vote “against” a proposal if approval of the proposal requires the affirmative vote of the holders of a majority (or another percentage) of the outstanding shares.

As a result, at this year’s Annual Meeting, broker non-votes will be counted in determining whether or not a quorum is present (in person or by proxy) at the Annual Meeting, but will not be counted in determining and will have no effect on the outcome of the voting on the election of directors, the approval of the 2012 Equity Incentive Plan or the ratification of the appointment of Burr Pilger Mayer Inc. (“Burr Pilger”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

How Will The Board Vote My Proxy?

If you grant us your proxy to vote your shares (whether by completing, signing and returning a proxy card to us by mail, or by means of telephone or Internet voting), and you do not revoke that proxy prior to the Annual Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted “FOR” the election of the Board’s nominees for Class III Directors, “FOR” the approval of the 2012 Equity Incentive Plan and “FOR” ratification of the appointment of Burr Pilger as Coast’s independent registered public accountants for the fiscal year ending December 31, 2012.

If you have returned a proxy (whether by mail, the telephone or on the Internet) and any other matter is properly presented for a vote of the stockholders at the Annual Meeting, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy.

Vote Required

Quorum Requirement.    Our Bylaws require that a quorum—that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting—must be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Election of Directors (Proposal No. 1).    A plurality of the votes cast is required for the election of Directors. The two nominees for election as the Class III Directors who receive the highest number of votes cast in the election of directors will be elected and, as a result, any shares voted to “Withhold Authority” will not have any effect on the outcome of the election.

Approval of 2012 Equity Incentive Plan (Proposal No. 2).    Approval of the 2012 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voted on that proposal at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. However, broker non-votes, if any, will be treated as if they were not eligible to be voted on the proposal and, therefore, will not be counted, except for quorum purposes.

Ratification of Appointment of Independent Accountants (Proposal No. 3).    Ratification of the appointment of Burr Pilger as the Company’s independent registered public accountants requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voted on that proposal at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. However, broker non-votes, if any, will be treated as if they were not eligible to be voted on the proposal and, therefore, will not be counted, except for quorum purposes.

How Can I Revoke My Proxy?

If you are a registered owner and have given us your proxy (whether by mail, by telephone or over the Internet), you may change your vote by taking any of the following actions:

•

Sending a written notice that you are revoking your proxy, addressed to the Secretary of the Company, at 350 Woodview Avenue, Morgan Hill, California 95037, and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•

Giving us another proxy (by mail, by telephone or over the Internet) at a later date than your prior proxy. However, to be effective, that later dated proxy must be received by the Company before the Annual Meeting commences and must be dated and signed by you. If you fail to date or fail to sign that later-dated proxy, it will not be treated as a revocation of an earlier dated proxy and your shares will be voted in accordance with your earlier voting instructions.

You may also revoke your proxy by attending the Annual Meeting and voting in person or by proxy in a manner that is different than the voting instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, you will need to contact your broker or the nominee holder if you wish to revoke the voting instructions that you previously gave to your broker or other nominee holder.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 19, 2012, information regarding the ownership of the Company’s outstanding shares of common stock by (i) each person known to management to own, beneficially or of record, more than five percent (5%) of the outstanding shares of our common stock, (ii) each director, including each of the nominees standing for election to the Board of Directors at the 2012 Annual Meeting, and each of the executive officers of the Company, and (iii) all of those directors, nominees and executive officers as a group. As of July 19, 2012, a total of 4,926,597 shares of our common stock were outstanding.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)		Percent of Shares Outstanding
Thomas R. McGuire 350 Woodview Avenue Morgan Hill, CA 95037	535,083	(2)	10.8%

Robert E. Robotti(3) Robotti & Company, Incorporated 52 Vanderbilt Avenue New York, NY 10017	401,421	(3)	8.1%

JB Capital Partners, L.P. Alan W. Weber 5 Evan Place Armonk, NY 10504	375,100	(4)	7.6%

Dimensional Fund Advisors, LP 1299 Ocean Avenue Santa Monica, CA 90401	354,238	(5)	7.2%

Lone Star RV Sales, Inc. 14444 North Freeway, Houston, TX 77090	252,900	(6)	5.1%

John W. Casey	43,000	(7)	*

Robert S. Throop	43,000	(7)	*

Ben A. Frydman	31,000	(7)	*

Leonard P. Danna	18,000	(7)	*

James Musbach	379,000	(8)	7.4%

Sandra A. Knell	169,662	(8)	3.4%

Dennis A. Castagnola	143,398	(8)	2.9%

David A. Berger	115,331	(8)	2.3%

All directors and NEOs as a group (9 persons)	1,478,057	(9)	27.8%

*	Less than 1%.

(1)

Under SEC rules (i) a person is deemed to be the beneficial owner of shares if that person has, either alone or with others, the power to vote or dispose of those shares; and (ii) if a person holds options to purchase shares of our common stock, that person will be deemed to be the beneficial owner of the number of those shares that may be purchased by exercise of those options at any time during a 60 day period which, for purposes of this table, will end on September 19, 2012. The number of shares subject to options that are exercisable or may become exercisable during that 60-day period are deemed outstanding for purposes of computing the number of shares beneficially owned by, and the percentage ownership of, the person holding such options, but not for computing the percentage ownership of any other stockholder. Except as otherwise noted below, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Includes 40,000 shares subject to outstanding stock options exercisable during the 60-day period ending September 19, 2012.

(3)	In a report filed by Robert E. Robotti with the SEC on March 28, 2012 (which is the most recent such report filed by Mr. Robotti), of these 401,421 shares of the Company’s common stock, Mr. Robotti shares voting and dispositive power with: (i) Robotti & Company, Incorporated as to 5,000 of these shares; (ii) Robotti & Company, LLC, as to 18,950 of these shares, (iii) Robotti Company Advisors LLC as to 14,750 of these shares; (iv) Kenneth R. Wasiak, Ravenswood Management Company, LLC and Ravenswood Investment Company, L.P. as to 241,535 of these shares, and (v) Kenneth R. Wasiak, Ravenswood Management Company, LLC and Ravenswood Investments III, as to 101,186 of these shares. Mr. Robotti also reported that he may be deemed to share beneficial ownership with Suzanne Robotti, Mr. Robotti’s wife, as to 20,000 shares, even though the report states that Suzanne Robotti holds sole voting and dispositive power with respect to those 20,000 shares. However, the report also states that each of the above-named persons and entities disclaims beneficial ownership of the shares held by each of the other named persons and entities.

(4)	In a report filed with the SEC, JB Capital Partners, L.P. and Alan W. Weber, its general partner, reported that they share voting and dispositive power and, therefore, share beneficial ownership, with respect to 371,100 of these shares and that Mr. Weber is the sole beneficial owner of, with sole voting and dispositive power over, the other 4,000 shares. The report also states that each of JB Capital Partners and Mr. Weber disclaims beneficial ownership in the shares owned by the other, except to the extent of any pecuniary interest that such reporting person has in the shares of the other.

(5)	Dimensional Fund Advisors, LP (“DFA”) is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. According to a report filed by DFA with the SEC: (i) these 354,238 shares are owned by four investment companies registered under the Investment Company Act of 1940 and certain commingled group trusts and separate accounts, and (ii) in its capacity as investment advisor to those investment companies and investment manager of those trusts and accounts, DFA exercises sole voting power with respect to 352,038 of these shares and sole dispositive power with respect to all 354,238 of these shares. However, in that report DFA disclaims beneficial ownership of these shares.

(6)	In a report filed with the SEC, Lone Star RV Sales, Inc. reported that it possesses sole ownership and dispositive power with respect to these shares and that it disclaims beneficial ownership of 13,000 shares owned by Scott Byrne and 10,000 shares owned by Gordon Byrne.

(7)	Includes shares subject to outstanding stock options which are or may become exercisable at any time during the 60-day period ending September 19, 2012, as follows: Mr. Casey—20,000 shares; Mr. Throop—18,000 shares; Mr. Frydman—20,000 shares; and Mr. Danna—18,000 shares.

(8)	Includes shares subject to outstanding stock options which are or may become exercisable at any time during the 60-day period ending September 19, 2012, as follows: Mr. Musbach—185,000 shares; Ms. Knell—30,000 shares; Mr. Castagnola—30,000 shares; and Mr. Berger—30,000 shares.

(9)	Includes a total of 391,000 shares subject to outstanding stock options which are or may become exercisable at any time during the 60-day period ending September 19, 2012.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Board of Directors is comprised of six directors and is divided into three classes, designated as Class I, Class II and Class III, respectively, comprised of two directors each. The directors in each class stand for election in successive years, each for a three year term. The election of the Class III directors will take place at this year’s Annual Meeting and the Board of Directors has nominated Thomas R. McGuire and Ben A. Frydman for election at the Annual Meeting to serve as the Company’s Class III Directors. Messrs. McGuire and Frydman were each elected by the stockholders as Class III directors at the 2009 Annual Stockholders Meeting. Messrs. McGuire and Frydman have consented to serve on the Board if elected at this year’s Annual Meeting. The election of the Class I and Class II directors will take place at the 2013 and 2014 Annual Meetings, respectively.

Unless authority to vote has been withheld, the named proxyholders intend to vote the shares represented by the proxies they receive for the election of Messrs. McGuire and Frydman as the Class III directors of the Company. If, for any reason, either of them should become unable to serve, then the Board of Directors may reduce the authorized number of Class II directors to one, in which case only one Class III director-nominee will stand for election at the 2012 Annual Meeting. The Board of Directors has no reason to believe that either Mr. McGuire or Mr. Frydman will become unable to serve.

Vote Required and Vote Recommended by the Board of Directors

Under Delaware law, the two nominees for election as Class III directors receiving the highest number of votes at the Annual Meeting will be elected.

If the election of the Class III directors at the 2012 Annual Meeting is held by cumulative voting, because a stockholder who is entitled to vote and is present in person at the Annual Meeting has given notice at the Annual Meeting of his or her intention to cumulate votes in the election of directors, the proxyholders will have the discretion to cumulate the votes represented by the proxies they hold and to cast those votes in such proportions as they deem appropriate for either or both of the nominees named above, except with respect to any shares as to which authority to vote for a nominee has been withheld by a stockholder.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THOMAS R. MCGUIRE AND BEN A FRYDMAN AS THE COMPANY’S CLASS III DIRECTORS

Nominees and Directors

The names and certain information, as of July 19, 2012, about the nominees for election as Class III Directors and the continuing directors are set forth below.

Name and Age	Positions with the Company	Director Since	Current Term Expires
Class III Directors and Nominees
Thomas R. McGuire, 68	Chairman of the Board	1977	2012
Ben A. Frydman, 65	Director	1988	2012

Continuing Directors:

Class I Directors:
Robert S. Throop, 74	Director	1995	2013
Leonard P. Danna, 59	Director	2003	2013

Class II Directors:
John W. Casey, 70	Director	1998	2014
Jim Musbach, 62	President, Chief Executive Officer and Director	2007	2014

Class III Directors and Nominees

Thomas R. McGuire is a founder of the Company and has been the Chairman of the Board of the Company since its inception in 1977. Mr. McGuire also served as the Company’s Chief Executive Officer from 1977 until April 2008, when he relinquished that position upon Mr. Musbach’s promotion to CEO and became the Company’s Executive Chairman. Mr. McGuire will be retiring as an executive officer of the Company effective on August 28, 2012, but will continue as Chairman of the Board of Directors. Having been the Company’s founder and its CEO for over 25 years, and having been the principal architect of its growth strategies, Mr. McGuire brings a wealth of knowledge to the Board regarding the Company’s operations, markets and growth strategies, the business risks that the Company faces, including the strategies that must be employed to deal effectively with the cyclical nature of the Company’s business.

Ben A. Frydman has served as a director of the Company since 1988. Mr. Frydman is, and for more than the past thirty years has been, engaged in the private practice of law, as a member and shareholder of Stradling Yocca Carlson & Rauth, a Professional Corporation, which provided legal services to the Company in 2011 and is providing legal services to the Company in 2012. Mr. Frydman received a Bachelor’s Degree from UCLA in 1968 and graduated with honors with a J.D. Degree from Harvard Law School in 1973. Mr. Frydman has been the Company’s outside counsel since 1983 and, in that capacity, has been an advisor to management and the Board in connection with virtually all of the Company’s major corporate transactions and acquisitions and the implementation of its growth strategy. As a result, he has a keen knowledge of the Company’s business and the management of business risks that the Company encounters in connection with its operations and growth strategies.

Class I Directors

Robert S. Throop has served as a director of the Company since 1995. Until his retirement in late 1996, and for more than the prior five years, Mr. Throop was the Chairman and Chief Executive Officer of Anthem Electronics, Inc., which is a national distributor of semiconductor and computer products and was, during Mr. Throop’s tenure as its Chairman and CEO, a New York Stock Exchange listed company. Mr. Throop served as a director of the Manitowoc Company, a publicly traded company that is a leading manufacturer of industrial cranes, until he retired from its board in 2007. Mr. Throop also is a director of Azerity, which is a privately owned business. Having been the CEO of a publicly owned national distribution company for many years, Mr. Throop brings to the Board a wealth of knowledge regarding the management and operations of and the risks faced by national product distribution companies, such as the Company.

Leonard P. Danna has served as a director of the Company and Chairman of the Audit Committee of the Board of Directors since November 2003. Mr. Danna is, and since April 1999 has been, an audit partner with the accounting firm of Vavrinek, Trine Day & Co., LLP. From August 1985 to April 1999, Mr. Danna was an audit partner with Grant Thornton LLP. As a result of his accounting experience, Mr. Danna is familiar with financial reporting requirements applicable to and financial issues faced by publicly traded companies, making him an effective and valuable member of Audit Committee, of which he is the Chairman.

Class II Directors

John W. Casey has served as a director of the Company since August 1998. From 1980 and until his retirement in 1994, Mr. Casey was President and Chief Executive Officer of Shurflo Pump Mfg. Company (“Shurflo”), which is engaged in the manufacture and sale of pumps used in pumping and circulating water or other liquids in a variety of products and equipment, including in recreational vehicles (“RVs”) and soft drink dispensing machines. Mr. Casey also serves as a trustee of the Deschutes Land Trust. Having been the CEO of Shurflo, which is a supplier of products to RV manufacturers and distributors, Mr. Casey brings to the Board considerable knowledge regarding the RV market generally and also the perspective of an aftermarket product manufacturer and supplier to the RV industry, which is valuable to the Board and management due to the Company’s reliance on such manufacturers and suppliers for the products it sells.

James Musbach is and since April 2008 has been the Chief Executive Officer of the Company. From September 2006 until his promotion to CEO in 2008, Mr. Musbach was the Company’s President and Chief Operating Officer and since November 2007 has been a member of the Board of Directors. From 1995 until 2004, Mr. Musbach was Executive Vice President of Raytek Corporation, a manufacturer of infrared non-contact temperature measurement tools, sensors and systems. While at Raytek, Mr. Musbach also served as General Manager of Raytek’s Portable Products Division and, in that capacity, directed that Division’s global operations. Prior to joining Raytek, Mr. Musbach held various executive positions, including Executive Vice President and General Manager and Vice President of Sales and Marketing, with Import Parts America, a North America automotive aftermarket importer and distributor with relationships in Asia and Europe. As a result, Mr. Musbach has extensive experience and knowledge about managing and growing businesses, managing foreign business relationships and developing and implementing product marketing and distribution programs. Such knowledge and experience already have been and will continue to be of considerable importance to the Company in implementing and expanding its proprietary products strategy and its initiative to sell products not only into the RV and boating markets, but also into other markets, such as the outdoor power equipment market.

There are no family relationships among any of the Company’s officers or directors.

THE BOARD OF DIRECTORS

Role of the Board of Directors.    In accordance with Delaware law and our Bylaws, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business through discussions with management, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

Our Board members are encouraged to prepare for and to attend all meetings of the Board and the Board committees of which they are members and all stockholder meetings. During the fiscal year ended December 31, 2011, the Board of Directors of the Company held a total of four meetings and all of the directors attended at least 80% of the total of those meetings and the meetings of the Board committees on which they served during 2011. All of our directors, with the exception of Mr. Danna, also attended the 2011 Annual Meeting of Stockholders. Although we have no formal policy requiring director attendance at annual meetings of stockholders, we schedule the annual meeting for a date that is convenient for all directors to attend.

Role of the Board in Risk Management

The Board’s responsibilities in overseeing the Company’s management and business include oversight of the Company’s key risks and management’s processes and controls. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures. In meeting these responsibilities, at its meetings the Board members discuss with management the principal risks facing the Company and its financial condition and the performance and actions that have taken, and the processes that have been implemented, by management to address and mitigate those risks to the extent practicable. Management also conducts quarterly evaluations of the effectiveness of the Company’s disclosure controls and annual evaluations of the effectiveness of the Company’s internal control over its financial reporting under the oversight of the Audit Committee.

Board Leadership Structure

The Board does not have a formal policy with respect to whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the non-employee directors or management. The Board believes that it should be free to make a choice from time to time in any manner that it concludes is in the best interests of the Company and its stockholders. Although Mr. McGuire is an executive officer, the Board chose to appoint him as the Chairman because, as the Company’s largest stockholder, he has a keen understanding and shares the financial interests of the Company’s other stockholders.

Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in 2011 is set forth below.

Audit Committee and Financial Experts.    The members of the Audit Committee are Leonard P. Danna, its Chairman, and Robert S. Throop and John W. Casey. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the AMEX listed company rules and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors also has determined that each of Messrs. Danna and Throop meets the definition of “audit committee financial expert” adopted by the SEC. The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent registered public accounting firm engaged to audit the Company’s financial statements. Stockholders can obtain a copy of that charter at our website at www.coastdistribution.com. To ensure independence, the Audit Committee meets separately with our outside auditors and members of management, respectively. The Audit Committee held a total of four meetings during fiscal 2011.

Compensation Committee.    The members of the Compensation Committee are John W. Casey, who serves as the Committee’s Chairman, and Robert S. Throop and Leonard P. Danna, each of whom is an independent director (as defined in the AMEX listed company rules). The Compensation Committee (i) sets the salaries of the Company’s executive officers, (ii) adopts incentive compensation and other benefit plans for our executive officers, and sets the performance targets and determines the incentive compensation awards under management bonus programs; and (iii) administers the Company’s stock incentive plans and makes determinations with respect to the granting and terms of stock options and restricted shares granted under those plans. The Compensation Committee operates under a charter that sets forth the role and responsibilities of the Committee. A copy of that charter, which complies with applicable AMEX listed company rules, is accessible at our website at www.coastdistribution.com. The Compensation Committee may form and delegate any authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who qualify for membership on the Compensation Committee. The Compensation Committee held one meeting during fiscal 2011.

Mr. McGuire sometimes participates in meetings of the Compensation Committee to provide the Committee with information with respect to the performance of the Company’s CEO that is relevant to the Committee’s decisions with respect to the CEO’s compensation. The Committee also obtains information from Mr. Musbach as to the performance of the Company’s other executive officers who report to him.

Nominating and Governance Committee.    The members of the Nominating and Governance Committee are Robert S. Throop, its Chairman, Ben A. Frydman and John W. Casey, each of whom is independent within the meaning of the AMEX Listing Rules. This Committee has a written charter that specifies its responsibilities, which include identifying and recommending nominees for election to the Board of Directors; making recommendations to the Board of Directors regarding the directors to be appointed to each of its standing committees; developing and recommending corporate governance guidelines for adoption by the Board of Directors; and overseeing the annual self-assessments by the Company’s Directors of the performance of the Board of Directors and its Committees. A copy of the Committee’s charter is accessible at our website at www.coastdistribution.com. The Committee held two meetings in 2011.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our directors believe that sound governance policies and practices provide an important framework to assist them in fulfilling their duties to the Company’s stockholders. Our Board of Directors has adopted the following governance guidelines, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under the AMEX listed company rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by those guidelines include:

•

Director Qualifications.    Candidates for election to the Board will be evaluated on the basis of each candidate’s independence and freedom from conflicts of interest, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and his or her ability and willingness to devote adequate time and effort to Board responsibilities.

•

Independence and Responsibilities of Directors.    A majority of the Directors, but in no event less than three directors, will be independent directors (as defined in the AMEX listed company rules). Additionally, Directors are expected to act in the best interests of all stockholders; develop and maintain a sound understanding of our business and the industry in which we operate; prepare for and attend Board and Board committee meetings; and provide active, objective and constructive participation at those meetings.

•

Director Access to Management.    Directors are to be permitted access to members of management and members of management are to provide Board presentations regarding the functional areas of our business for which they are responsible.

•

Adequate Funding for the Board and its Committees.    The Company will provide the funding necessary to enable the Board of Directors and each of its committees to retain independent advisors as the Board, or such committees acting independently of the Board, deem to be necessary or appropriate.

•

Director Participation in Continuing Education Programs.    New directors will participate in programs designed to familiarize them with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each incumbent director is expected to participate in continuing education programs relating to developments in the Company’s business and to corporate governance.

•	Annual Performance Evaluations. The Board and each Board committee will conduct an annual self-assessment of its performance.

•

Executive Sessions Without Management.    The independent directors of the Board will hold separate sessions, outside the presence of management, to consider and evaluate the performance of the Company and its management and such other matters as they deem appropriate. In addition, the Audit Committee shall meet separately with the Company’s outside auditors.

Director Independence and Diversity

As discussed above, Coast’s corporate governance guidelines require that the Board be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must affirmatively determine that he does not have any direct or indirect material relationship with Coast that, in the opinion of the Board, would interfere with the exercise of that director’s independent judgment in carrying out his responsibilities as a director.

A director will not be deemed to be an independent director if, within the preceding three years:

•	The director was employed by Coast;

•	An immediate family member of the director was employed as an executive officer of Coast;

•

The director was employed by or affiliated with, or an immediate family member of the director was employed in a professional capacity by or affiliated with, Coast’s independent registered public accounting firm;

•

A present Coast executive officer was on the compensation committee of the board of directors of another company that concurrently employed a Coast director, or an immediate family member of a Coast director, as an executive officer;

•

The director, or an immediate family member of the director, received more than $60,000 in direct compensation from Coast during any 12 month period within the preceding three years, other than director and committee fees and any deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service with the Company); or

•

The director, or an immediate family member of the director, is a partner, executive officer, or controlling stockholder of another company or professional entity (including any law firm or investment banking firm) to which Coast made, or from which Coast received, payments for property or services in the current or any of the past three fiscal years that exceeded the greater of (i) 5% of consolidated gross revenues of that company or professional entity for that year, or (ii) $200,000.

On the basis of the above criteria, the Board has determined that four of the Company’s six directors are independent, including Mr. Frydman. Since Messrs. McGuire and Musbach are executive officers of the Company, they are not deemed to be independent directors. In determining that Mr. Frydman is independent, the other independent directors considered the fact that Mr. Frydman is a stockholder in the law firm of Stradling Yocca Carlson & Rauth, which provided legal services to Coast during the past three years and is providing legal services to Coast in 2012.

However, on the basis of the criteria set forth above and their evaluation of Mr. Frydman’s past performance as a director, the other independent directors determined that his relationship did not interfere with the exercise of his independent judgment in carrying out his responsibilities as a director of the Company.

The Board of Directors believes that differences in experience, knowledge, skills and viewpoints enhance the Board of Directors’ performance. Accordingly, the Nominating Committee considers such diversity in selecting, evaluating and recommending proposed Board nominees. However, the Board of Directors has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Code of Business Conduct

We have adopted a Code of Business Conduct for our officers and employees that has been approved by the Board of Directors. The Code sets forth specific ethical policies and principles that apply to our Chief Executive Officer, Executive Chairman, Chief Financial Officer and other key accounting and financial personnel. A copy of our Code of Business Conduct is posted on our Internet website at www.coastdistribution.com. We also intend to disclose, on that website, any amendments to the Code and any waivers of its requirements that may be granted to our Chief Executive Officer, Executive Chairman or Chief Financial Officer. To date, no such waivers have been granted.

Communications with the Board

Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Corporate Secretary, The Coast Distribution System, Inc., 350 Woodview Avenue, Morgan Hill, California 95037. The Corporate Secretary will review and forward to the appropriate member or members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by that Committee.

The Audit Committee also has established a “financial integrity hotline” for (i) Company employees and others to be able to communicate, anonymously, to the Audit Committee any concerns or issues they may have regarding accounting or auditing matters and (ii) for the receipt, retention and treatment of those communications and any complaints received with respect to such matters.

Nomination of Directors

In identifying candidates for membership on the Board, the Nominating and Governance Committee will seek recommendations from existing Board members and executive officers. In addition, that Committee will consider any candidates that may be recommended by any of the Company’s stockholders who make those recommendations in accordance with the procedures described below. The Committee also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it in identifying qualified Board candidates. In assessing and selecting new candidates for Board membership, the Committee will consider such factors, among others, as the candidate’s independence and freedom from conflicts of interest, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Committee, it will conduct background inquiries of and interviews with the candidates the Committee members believe are best qualified to serve as directors of the Company. The Committee members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; the candidate’s independence, including whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of a director; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Stockholder Recommendation of Board Candidates.    Any stockholder desiring to submit a recommendation for consideration by the Committee of a candidate that the stockholder believes is qualified to be a Board nominee at any annual stockholders meeting may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of an annual meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for that annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and the person that the nominating stockholder is recommending for election to the Board or any other person or persons (naming each such person), on the other hand; (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. The Board and Nominating Committee make no distinction between whether a candidate is recommended by a stockholder or by management and the Board and Nominating Committee apply the same process and criteria in evaluating a stockholder recommendation as it would for a management recommendation.

Stockholder Nominations and Proposals.    Our Bylaws provide that any stockholder also may submit proposals and nominate, at any annual meeting of stockholders, one or more candidates for election to the Board of Directors, by giving the Company written notice (addressed to the Secretary of the Company at the Company’s principal offices) of such stockholder’s intention to do so not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. For the 2013 annual meeting of stockholders, the deadline is March 29, 2013, which is 120 days before the first anniversary of the release of the Company’s proxy materials for the 2012 Annual Meeting. If, however, the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the prior year’s meeting, then such notice must have been received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is made. Such notice must be accompanied by the same information, described in the immediately preceding paragraph, regarding such candidate or candidates to be nominated for election to the Board and the nominating stockholder and the written consent of each such candidate to be named as a nominee and, if nominated and elected, to serve as a director. As to any proposal or other business that the stockholder proposes to bring before the annual meeting, a description of the proposal and reasons for the proposal, among other things, is required. You are advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations. Any stockholder nomination at any annual meeting that does not comply with these Bylaw requirements will be ineffective and disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each of our directors and executive officers, and any person who may own more than 10% of our common stock (a “10% Stockholder”), to file reports with the SEC containing information regarding such person’s ownership and changes in ownership of our shares of common stock and of options to purchase shares of our common stock. Our directors and executive officers and 10% Stockholders are required by SEC regulations to furnish us with copies of all forms that each has filed pursuant to Section 16(a) of the Exchange Act.

Based solely on a review of the copies of such reports furnished to us during 2011, to our knowledge all of our executive officers and directors and any 10% Stockholders complied with all Section 16(a) filing requirements in 2011, except that Form 4s to report the grants, on August 23, 2011, of options to purchase 2,000 shares of common stock to each of the Company’s four outside directors were inadvertently filed late.

Summary Compensation Table

The following table sets forth the compensation received in the years ended December 31, 2011 and 2010 by the Company’s Chief Executive Officer, and the next two highest paid executive officers whose aggregate cash compensation for services rendered to the Company in all capacities in 2011 exceeded $100,000 (collectively, the “NEOs” or “Named Executive Officers”):

Name and Principal Position	Year	Salary	Stock Awards ($)(4)	Non-Equity Incentive Compensation(5)	All Other Compensation(6)	Total
James Musbach(1)	2011	$237,500	$208,689	$—	$5,980	$452,169
President & Chief Executive Officer	2010	231,250	148,535	$—	5,980	385,765

Thomas R. McGuire(2)	2011	$237,500	$51,835		$5,980	$295,315
Executive Chairman	2010	231,250	52,890	$—	5,980	290,120

Sandra A. Knell(3)	2011	$195,700	$38,646		$—	$234,346
EVP and Chief Financial Officer	2010	190,550	33,775	$—	—	224,325

(1)	Effective February 1, 2009, Mr. Musbach voluntarily reduced his annual base salary by 10%, from $250,000 to $225,000, in conjunction with salary and wage reductions implemented by the Company in response to the economic recession. In July 2010, salaries and wages were increased by 5% for all Company employees, including Mr. Musbach. As a result, Mr. Musbach’s annual base salary for 2011, which included that increase for the entire year, was $237,500. In 2010, Mr. Musbach’s annual base salary included that 5% increase for only the last six months of that year. See “Narrative to Summary Compensation Table” below.

(2)	Effective June 1, 2008, Mr. McGuire voluntarily reduced his annual base salary by $50,000 to $310,000 and effective December 1, 2008, he voluntarily reduced his annual base salary further, by $60,000, to $250,000 as his contributions to a Company cost reduction program. Like the other Named Executive Officers, Mr. McGuire also voluntarily reduced his annual base salary by another 10%, effective as of February 1, 2009. In July 2010, salaries and wages were increased by 5% for all Company employees, including Mr. McGuire. As a result, Mr. McGuire’s annual base salary for 2011, which included that increase for the entire year, was $237,500. In 2010, Mr. McGuire’s annual base salary included that 5% increase for only the last six months of that year. See “Narrative to Summary Compensation Table” below.

(3)	Like the other NEOs, Ms. Knell voluntarily reduced her annual base salary by 10%, effective as of February 1, 2009, to $185,000. In July 2010, salaries and wages were increased by 5% for all Company employees, including Ms. Knell. As a result, Ms. Knell’s annual base salary for 2011, which included that increase for the entire year, was $195,700. In 2010, Ms. Knell’s annual base salary included that 5% increase for only the last six months of that year. See “Narrative to Summary Compensation Table” below.

(4)	Amounts in this column represent the grant date fair values, calculated in accordance with FASB ASC 718, of equity incentive awards granted to each of the NEOs in 2011 and 2010. For a complete description of the valuation methodology and the assumptions used in the estimation, please refer to Note E, “STOCK INCENTIVE PLANS” of the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K.

(5)	None of the NEOs received any cash or other non-equity incentive compensation awards for 2011 or 2010. See “Narrative to Summary Compensation Table” below.

(6)	The other compensation received by Messrs. Musbach and McGuire in 2011 and 2010 consisted solely of automobile allowances to reimburse them for the expenses they incurred in using their personal automobiles on Company business.

Narrative to Summary Compensation Table

Annual Base Salaries

Mr. Musbach served as the Company’s President and Chief Operating Officer until April 2008, when he was promoted to Chief Executive Officer. Although the Compensation Committee approved an increase in Mr. Musbach’s annual base salary from $250,000 to $300,000 in conjunction with that promotion, he declined to accept that increase as his contribution to a cost reduction program adopted by the Board in response to the economic recession and credit crisis. As a result, Mr. Musbach’s annual base salary in 2008 was $250,000. Then, effective February 1, 2009, Mr. Musbach reduced his annual base salary by 10%, to $225,000, as part of a number of cost-cutting measures being implemented by the Company in that year. Effective July 1, 2010, all salaries and wages of the Company’s employees, including Mr. Musbach’s salary, which had been reduced by 10% in 2009, were increased by 5%. As a result, Mr. Musbach’s annual base salary for 2010 included that 5% salary increase for six months of that year and his annual base salary for 2011, of $237,500, reflects a full year of that increase.

In 2008, Mr. McGuire’s annual base salary was $360,000. However, as his contribution to the Company’s cost reduction programs, Mr. McGuire voluntarily reduced his annual base salary on two occasions in 2008: (i) a $50,000 reduction, effective June 1, 2008, bringing his annual base salary from $360,000 to $310,000 and (ii) an additional $60,000 reduction, effective December 1, 2008, bringing his annual base salary from $310,000 to $250,000, which was 30% lower than the amount of his annual base salary at the beginning of 2008. Then, effective February 1, 2009, Mr. McGuire reduced his then annual base salary by an additional 10%, to $225,000, as part of a number of cost-cutting measures being implemented by the Company in that year. Effective July 1, 2010, all salaries and wages of the Company’s employees, including Mr. McGuire’s salary, which had been reduced by 10% in 2009, were increased by 5%. As a result, Mr. McGuire’s annual base salary for 2010 included that 5% salary increase for six months of that year and his annual base salary for 2011, of $237,500, reflects a full year of that increase.

Effective September 1, 2008, the Compensation Committee approved a 3% increase in Ms. Knell’s annual base salary to $206,000 in order (i) to make her annual base salary more competitive with salaries paid to chief financial officers of California based companies of similar size and capitalization, and (ii) to recognize and reward Ms. Knell for her past service and individual performance as the Company’s Chief Financial Officer. However, Ms. Knell, like the other NEOs, agreed to reduce her annual base salary by 10%, effective February 1, 2009 as part of a number of cost-cutting measures being implemented by the Company in that year. Effective July 1, 2010, all salaries and wages of the Company’s employees, including Ms. Knell’s salary, which had been reduced by 10% in 2009, were increased by 5%. As a result, Ms. Knell’s annual base salary for 2010 included that 5% salary increase for six months of that year and her annual base salary for 2011, of $195,700, reflects a full year of that increase.

Non-Equity and Equity Incentive Compensation

Equity Incentive Compensation.    With the approval of our stockholders, we adopted an equity incentive plan in 2008 (the “2008 Equity Incentive Plan”). That Plan set aside shares of our common stock for future grants of equity awards which, to date, have consisted of stock options and restricted stock awards. Those awards are intended to create incentives that will reward NEOs and other management employees for performance that leads to increases in our stock price, so as to better align the financial interests of our NEOs and other key management employees with those of our stockholders.

Additionally, such awards ordinarily require that recipients of the awards remain in the Company’s employ over vesting periods that, in most cases, range from three-to-five years, in order to earn those awards. Generally, if an executive’s employment with the Company is terminated (whether by the executive or the Company) prior to the expiration of the multi-year vesting period, the unvested portion of the equity award is forfeited. As a result, such awards also provide an incentive for executives to focus their efforts on the Company’s achievement of longer term financial results and to remain in the Company’s employ over a multi-year period.

The Compensation Committee oversees the administration of the 2008 Equity Incentive Plan and, in that capacity, determines (i) the executive officers and other management employees who will be granted equity incentive awards under that Plan, (ii) the number of shares that Plan participants may receive pursuant to such awards, and (iii) the nature and terms of, and the vesting conditions that will apply to, such awards. Generally, the Compensation Committee grants equity incentive awards to our NEOs and other key management employees on the commencement of their employment with the Company, and annually thereafter, at a pre-scheduled Compensation Committee meeting usually held during the first quarter of each year.

The 2008 Equity Incentive Plan provides that all unvested equity incentive awards, whether held by our NEOs or other employees, will become vested on a change of control of the Company, unless the party acquiring control of the Company agrees to assume or to substitute comparable equity incentives for the outstanding equity incentive awards on terms approved by the Compensation Committee.

During 2011, the Compensation Committee granted to Messrs. Musbach and McGuire and to Ms. Knell 28,000, 14,000 and 14,000 restricted shares of common stock pursuant to the 2008 Equity Incentive Plan. Those restricted shares will become vested (that is, cease to be subject to the risk of forfeiture), in two equal annual installments, as to 50% of those shares each, on March 27, 2013 and 2014, respectively, provided that the Named Executive Officer is still in the continuous service of the Company on those dates. See “Outstanding Equity Awards at Fiscal Year-End” below.

Cash Incentive Plan.    The Compensation Committee usually adopts a cash incentive or bonus plan each year to provide our executive officers and other key management employees with the opportunity to earn cash incentive awards or bonuses based on the Company’s financial performance for the year. The primary purposes of these annual cash bonus plans are to (i) provide meaningful incentives in the form of financial awards to our executive officers and other key management employees for making significant contributions to the Company’s achievement of one or more annual financial goals, and (ii) to make a significant portion of the compensation of each NEO and other plan participant, in excess of his or her annual base salary, dependent on the Company’s financial performance and, thereby, promote the interests of the Company and its stockholders. The amounts of the potential bonus awards that the NEOs could have earned under the 2011 cash incentive bonus plan ranged from 10% to 55% of their respective 2011 annual base salaries, depending on the extent to which they achieved or exceeded a per-tax earnings goal established by the Compensation Committee. However, no cash bonus awards were earned or paid to any of the NEOs or other participants under the 2011 cash incentive plan, because the Company did not achieve the 2011 threshold financial performance goal established under that plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and restricted stock awards that have been granted to our NEOs and were outstanding as of December 31, 2011.

	Stock Option Awards Outstanding at December 31, 2011							Restricted Share Awards Outstanding at December 31, 2011
Names	Grant Dates	Number of Shares underlying Unexercised Stock Options			Option Exercise Price($)(1)	Expiration Dates(2)		Grant Dates	Not Yet Vested		Market Value of Shares Not Yet Vested($)(3)
		Exercisable	Not Yet Exercisable

James Musbach	3/08/07	15,000	—		$8.33	3/08/12	(4)
	3/06/08	20,000	—		$5.20	3/06/13
	1/27/09	66,667	33,333	(5)	$1.22	1/27/14
								3/09/10	47,334	(7)	$106,500
								3/15/11	28,000	(8)	$63,000

Thomas R. McGuire	3/06/08	20,000	—		$5.20	3/06/13
	3/26/09	13,334	3,666	(6)	$0.90	3/26/14
								3/09/10	16,667	(7)	$37,500
								3/15/11	14,000	(8)	$31,500

Sandra A. Knell	1/08/04	5,000	—		$6.10	1/08/14
	2/17/05	5,000	—		$7.29	2/17/15
	2/28/06	10,000	—		$7.25	2/28/16
	3/08/07	15,000	—		$8.33	3/08/12	(4)
	3/06/08	10,000	—		$5.20	3/08/13
	3/26/09	6,667	3,333	(6)	$0.90	3/26/14
								3/09/10	10,000	(7)	$22,500
								3/15/11	14,000	(8)	$31,500

(1)	Each option grant was made at an exercise price equal to 100% of the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange.

(2)	The expiration dates of the option awards range from five to ten years from their respective dates of grant, subject to earlier termination on cessation of the NEO’s service with the Company.

(3)	The market value of restricted share awards that had not yet vested as of December 31, 2011 was determined by multiplying the number of shares subject to each award by $2.25, which was the closing price, as reported by the American Stock Exchange, of the Company’s common stock on the last trading day of 2011, which was December 30, 2011.

(4)	These options expired on March 8, 2012.

(5)	These options became exercisable on January 27, 2012.

(6)	These options became exercisable on March 26, 2012

(7)	Each of these restricted share awards vests, subject to the continued employment of the NEO, in three annual installments, each with respect to 33.3% of the restricted shares, commencing on the first anniversary of the date of grant.

(8)	These restricted shares vest, subject to the continued employment of the NEO, in two annual installments, each with respect to 50% of the restricted shares, commencing on the third anniversary of the date of grant.

Restricted Shares Vested and Options Exercised in 2011

Restricted Shares.    The following table sets forth the number of each NEO’s restricted shares that became vested in 2011 and the respective market values of those shares determined as of December 31, 2011:

Names	Restricted Shares Vested in 2011	Market Value at December 31, 2011(1)
James Musbach	23,666	$111,230
Thomas R. McGuire	8,333	$39,165
Sandra A. Knell	5,000	$23,500

(1)	The market value of each NEO’s vested shares was determined by multiplying the number of his or her vested shares by the closing price, as reported by the American Stock Exchange, of the Company’s common stock on the date of vesting.

Stock Options.    None of the NEOs exercised any stock options in 2011.

Pension Benefits

We have not established any pension arrangements and we do not provide any post-retirement health coverage for our NEOs or other employees. Our NEOs, as well as all other full time employees, are eligible to participate in our 401(K) defined contribution plan on a non-discriminatory basis. The Company did not make any matching contributions to the 401(K) plan for 2011.

Nonqualified Deferred Compensation Plans

We have not established any nonqualified deferred compensation programs for our NEOs or any other employees.

CEO Employment Agreement and Potential Severance and Change of Control Payments

In July 2011, the Company entered into an employment agreement with its President and Chief Executive Officer, James Musbach (the “Employment Agreement”). That Agreement is for a term ending on December 31, 2012 and provides for payment to him of an annual base salary of $237,500 per year. The Agreement entitles him to participate in employee benefit programs that are generally made available to other full time employees and in cash incentive or bonus and stock incentive plans in which other executive officers are eligible to participate. The Agreement provides that if Mr. Musbach’s employment is terminated by the Company without cause he would receive a lump sum severance payment of not more than one year’s salary and his unpaid employee benefits through the effective date of such termination. The Agreement also provides that if there is a change of control of the Company and within the succeeding 12 months his employment is terminated without cause or he elects to terminate his employment due certain specified events that adversely affect his position as CEO, he would receive severance compensation equal to one year’s salary, the Company would pay his 50% share of his “COBRA” health insurance premiums and his unvested options or restricted shares will become vested.

We do not have any employment, severance or change of control agreements with any other of our NEOs or other executive officers.

Our stock incentive plans provide that all unvested options or restricted shares, whether held by NEOs or other employees, will become vested on a change of control of the Company unless the party acquiring control of the Company agrees to assume or substitute comparable equity incentives for those outstanding options on terms approved by the Compensation Committee.

Director Compensation

Only non-employee directors receive compensation for service on the Board of Directors and Committees of the Board. In 2011, each non-employee director received a retainer of $6,000 per year for his service as member of the Board of Directors and a fee of $1,500 (i) for each Board meeting he attended and (ii) for each Committee meeting he attended on a date other than a date on which a Board meeting was held. Non-employee directors also are reimbursed for their out-of-pocket expenses incurred in attending those meetings.

Pursuant to the Company’s stockholder-approved employee stock incentive plans, each year each non-employee director is automatically granted an option to purchase 2,000 shares of common stock at an exercise price that is equal to the per share closing price of the Company’s shares on the date of grant, as reported by the American Stock Exchange. These options become fully exercisable six months after the date of grant. Upon joining the Board, any new non-employee director is granted an option to purchase 2,000 shares, which becomes exercisable in full one year after the date of grant.

The following table sets forth, for each non-employee director, information regarding the cash compensation paid and the stock options granted for service on the Board and its Committees during 2011.

Name	Fees Earned or Paid in Cash(1)	Option Awards ($)(2)	All Other Compensation	Total
John W. Casey	$13,500	$4,320	$—	$17,820
Leonard P. Danna	$16,500	$4,320	—	$20,820
Ben A. Frydman	$16,500	$4,320	—	$20,820
Robert S. Throop	$15,000	$4,320	—	$19,320

(1)	This column reports the amount of cash compensation earned in 2011 for Board and Committee service.

(2)	Amounts in this column represent the fair values of stock options granted to each director at the date of grant of the options, determined in accordance with FASB ASC 718. The fair values of options were estimated using a binomial option valuation model which incorporates certain assumptions relating to a risk-free market interest rate, expected dividend yield of the Company’s common stock, expected option life and expected volatility in the market value of the our common stock. For a complete description of the valuation methodology and the assumptions used in the estimation, please refer to Note E, “STOCK INCENTIVE PLANS” of the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K.

(3)	The following options were outstanding as of December 31, 2011 ; Mr. Casey: 20,000; Mr. Danna: 18,000; Mr. Frydman: 20,000; and Mr. Throop: 18,000.

Certain Transactions

Since the beginning of fiscal 2011, the Company has not engaged in any transactions or any series of related transactions in which any NEO or director of the Company or any 5% stockholder, or any member of the immediate family or any affiliates of any of the foregoing persons, had any direct or indirect material interest, nor are there any such transactions currently contemplated by the Company.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2011 (the “2011 Financial Statements”).

Audit Committee Report

The Audit Committee reviewed and discussed the 2011 Financial Statements with management and with Burr Pilger & Mayer LLP, the Company’s independent registered public accountants (“Burr Pilger”). The Audit Committee also discussed with Burr Pilger the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, the written disclosures and the letter from Burr Pilger required by applicable requirements of the Public Company Accounting Oversight Board regarding Burr Pilger’s communications with the Audit Committee concerning independence and has discussed the independence disclosures and that letter with Burr Pilger, which did not perform any non-audit services for the Company in 2011. Based solely on the Audit Committee’s review of the matters noted above and its discussions with Burr Pilger and the Company’s management, the Audit Committee recommended to the Board of Directors that the Company’s 2011 financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

The foregoing report is qualified by the following discussion of the role and responsibilities of the Audit Committee.

The Role and Responsibilities of the Audit Committee

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Burr Pilger is responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States. By contrast, the Audit Committee’s duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine whether the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. With the exception of Mr. Danna, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and none of the Audit Committee members, including Mr. Danna is, and none of them represents himself to be, performing the functions of auditors or accountants for the Company.

Accordingly, in rendering this report, the Audit Committee relied, without independent verification, on the information provided to them and on the representations made by management and Burr Pilger. Moreover, the Audit Committee’s oversight does not provide a basis on which it is able to make an independent determination that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s considerations and discussions referred to above also do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Respectfully Submitted,

Leonard P. Danna

Robert S. Throop

John W. Casey

Notwithstanding anything to the contrary set forth in any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, including this Proxy Statement, the foregoing report of the Audit Committee is not “soliciting material”, is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act.

APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

(Proposal No. 2)

Introduction

On June 11, 2012, the Board of Directors unanimously adopted the Coast Distribution System 2012 Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement (the “2012 Plan”), pursuant to the unanimous recommendation of the Board’s Compensation Committee, all of the members of which are independent directors (as defined in the AMEX listed company rules). The 2012 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (collectively, “Awards”) to officers and other key employees, directors and consultants of the Company or its subsidiaries upon whose judgment, skills and efforts the success of the Company depends. The primary purposes of the 2012 Plan are to enable the Company to grant stock options, SARs and other forms of equity awards (i) that will provide incentives, and reward such individuals, for performance that results in increases in the market price of the Company’s shares and (ii) enhance the ability of the Company to retain existing and, when the need arises, to attract new officers and other key management employees, directors and consultants.

The Board of Directors believes that the 2012 Plan needs to be approved because, as of June 30, 2012, only 17,666 shares remained available for the grant of new equity incentive awards under the Company’s existing stock incentive plans (the “Existing Plans”). Therefore, adoption of the 2012 Plan will enable the Company to offer equity incentives under the 2012 Plan which the Board of Directors believes are required to enable the Company to compete effectively for available key personnel, as well as to retain existing officers, key employees, directors and consultants.

The 2012 Plan initially sets aside, for the grant of such equity incentives, 300,000 shares of the Company’s common stock; plus an additional 17,666 shares, which number is equal to the number of shares currently available for future grants of equity incentives under our existing stock incentive plans (the “Existing Plans”). At the same time, those 17,666 shares will cease to be issuable under the Existing Plans. There also are a total of 755,002 shares that are subject to currently outstanding stock options or restricted stock grants under the Existing Plans (the “Existing Incentives”). The 2012 Plan provides that if any of those shares either (i) become unexercisable (due to the expiration, termination or cancellation of any of the Existing Incentives), or (ii) are forfeited back to or reacquired by the Company, then, the number of shares available for equity incentive grants under the 2012 Plan will be increased by a number equal to those unexercisable or acquired shares and, at the same time, such shares shall cease to be available for future grants of equity incentives under the Existing Plans.

As a result, upon the adoption of the 2012 Plan, the maximum number of shares that will potentially be issuable on exercise of equity incentives under all of the Company’s stock incentive plans, including the 2012 Plan, will increase only by 300,000 shares, from 772,668 shares under the Existing Plans to a total of 1,072,668 shares, which represents approximately 21.8% of the Company’s outstanding shares.

Vote Required for Approval of the 2012 Plan.    Approval of the 2012 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present or represented and voted on this Proposal at the Annual Meeting. Proxies solicited by the Board of Directors for which no specific instruction is given with respect to this Proposal will be voted for approval of the 2012 Plan. Abstentions will have the same effect as a vote against adoption of the 2012 Plan, and broker non-votes will be treated as not represented or voted on this proposal and, therefore, will not be counted, except for quorum purposes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2012 PLAN.

Reasons for Adoption and Purposes of the 2012 Equity Incentive Plan

The Board of Directors believes that an important factor that will affect the Company’s ability to implement its business strategies and strategic initiatives, including the sale of products into new markets, will be our ability not only to retain our existing key management personnel, but also to attract additional key management personnel and consultants with relevant experience in those new markets. As a result, the Board of Directors believes that the Compensation Committee needs the additional shares that the 2012 Plan will provide to be able to offer meaningful equity incentives that will enable the Company to compete effectively for such personnel, as well as to retain existing officers, key employees and directors. In the view of both the Compensation Committee and the Board of Directors, the Company’s Existing Plans do not provide a sufficient number of shares for these purposes and, therefore, the Board of Directors is asking stockholders to approve the 2012 Equity Incentive Plan.

Additionally, the Board of Directors believes that the grant of stock incentives, such as stock appreciation rights, restricted stock and restricted stock units, in addition to options, will help the Compensation Committee to better align the interests of management and key employees with those of the Company’s stockholders, because grants of such stock incentives reward management and other key employees for performance that results in increases in the price of the Company’s shares, which benefits our stockholders.

For these reasons the Board of Directors is unanimous in its belief that adoption of the 2012 Plan is in the best interests of the Company and its stockholders.

Description of the 2012 Plan

The following is a summary of certain principal features of the 2012 Plan. This summary does not purport to be a complete description of the 2012 Plan, and is qualified in its entirety by the full text of the 2012 Plan, which is attached as Appendix A to this Proxy Statement and incorporated herein by this reference.

Eligibility to be Granted Incentive Stock Options under the 2012 Plan

The persons eligible to receive incentive stock options (“ISOs”) under the 2012 Plan are the officers and other management employees of the Company and its subsidiaries. As of July 19, 2012, there were a total of 5 executive officers and approximately 15 other employees of the Company or its subsidiaries that would have been eligible to receive a grant of incentive stock options under the 2012 Plan. An employee who is granted an incentive option may, if otherwise eligible, be granted additional incentive options, or be granted other types of equity incentives, if the Committee so determines. However, if the aggregate fair market value of the shares covered by ISOs held by a Participant that become exercisable for the first time in any calendar year exceeds $100,000 (determined on the basis of the fair market value of those shares on the date of grant), then, only the options covering shares with an aggregate fair market value of $100,000 would be entitled to incentive option treatment under the Internal Revenue Code (the “Code”).

Eligibility to be Granted Nonqualified Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units

The persons eligible to receive grants of nonqualified stock options, SARs, restricted stock, and restricted stock units (“RSUs”) under the 2012 Plan are the employees and directors of, and any outside consultants that may provide advisory or consulting services to, the Company or any its subsidiaries or affiliated companies. Any person receiving such an Award under the 2012 Plan will be required to enter into an agreement (an “Award Agreement”) with the Company that contains the terms and conditions of his or her Award, as established by the Committee.

Administration

The 2012 Plan will be administered by the Board of Directors or a Committee of the Board designated by it. The Board of Directors has designated its Compensation Committee to administer, and to grant equity incentive Awards under, the 2012 Plan. It is intended that each member of the Committee will qualify as a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” for purposes of Section 162(m) of the Code, an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, and an “independent director” under the AMEX listed company rules. Subject to the terms of the 2012 Plan, the Committee is authorized to select persons eligible to receive Awards (“Participants”) and to determine the types, amount, timing and other terms of the Awards to be granted.

The Committee is authorized to interpret and construe the 2012 Plan and the terms and conditions of any Award granted under the 2012 Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2012 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the 2012 Plan or any Award Agreement or as the Committee deems necessary or advisable to administer the 2012 Plan. The Committee’s determinations under the 2012 Plan need not be uniform and may be made selectively among Participants to whom Awards are granted under the 2012 Plan, whether or not such Participants are similarly situated. No member of the Committee or any subcommittee shall be liable for any action or determination made by the Committee or such subcommittee in good faith with respect to the 2012 Plan or any Award granted under the 2012 Plan.

The Committee may delegate to one or more separate subcommittees, composed of one or more members of the Board or one or more officers of the Company, the Committee’s authority with respect to the awarding of stock incentives under the 2012 Plan to individuals not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code (the “Code”). However, if the Committee delegates its authority under the 2012 Plan to such a subcommittee, the Committee is required to specify a maximum number of shares for which Awards may be granted, and may establish other restrictions on the exercise of that authority, by such subcommittee.

Shares Available under the 2012 Stock Plan

As described above, subject to any adjustments as discussed under the heading “Changes in Capital Structure” below, the maximum number of shares that will be available for the grant of equity incentive Awards under the 2012 Plan will be 300,000 shares, plus a number of additional shares up to, but not to exceed the sum of (i) the 17,666 shares that are currently available for future grants of equity incentives under our Existing Plans, plus (ii) the number of the shares subject to Existing Incentives that either cease to be exercisable (due to their expiration, termination or cancellation) or, after being issued, are reacquired by the Company. As of the date of this Proxy Statement, there were 755,002 shares subject to outstanding equity incentive awards under the Company’s Existing Plans that could potentially become available for grant under the 2012 Plan. At the same time, however, any such shares that become available for grant under the 2012 Plan will cease to be available for the grant of equity incentives under the Existing Plans. As a result, following the adoption of the 2012 Plan, the maximum number of shares that will be issuable on exercise of equity incentives under all of the Company’s stock incentive plans, including the 2012 Plan, will 1,072,668 shares, which represents approximately 21.8% of the Company’s currently outstanding shares.

If any Award granted under the 2012 Plan should expire, terminate, or be canceled or forfeited, the shares subject thereto, and any shares that were the subject of equity incentive awards that are reacquired by the Company, shall be released and shall again be available for the grant of new Awards under the 2012 Plan. Shares that are withheld in order to satisfy federal, state, or local tax liabilities shall again become eligible for grant or issuance under the 2012 Plan. Additionally, only the number of shares actually issued upon exercise of a SAR will count against the above limits.

Subject to adjustment as described below under the heading “Changes in Capital Structure”, the number of shares with respect to which Awards may be made during any fiscal year to any Plan Participant may not exceed 100,000 shares.

Term of the 2012 Plan

Unless earlier terminated by the Board, as described below under the heading “Amendment and Termination”, the 2012 Plan will terminate 10 years after it was adopted by the Board, and no further Awards may be granted under the 2012 Plan after that date. The termination (or any early termination) of the 2012 Plan will not affect any Awards granted prior to the termination (or early termination) of the 2012 Plan.

Repricing Prohibition

The 2012 Plan provides that, without the prior approval of the Company’s stockholders, neither the Committee nor the Board may (i) take or permit any action to be taken that would (i) have the effect of reducing the exercise price of any options or the base price of any SARs granted under the 2012 Plan, or (ii) approve any other modification to any option or SAR that would be treated as “repricing” under the then applicable rules or listing requirements of the principal exchange on which the Company’s shares are listed for trading, other than an adjustment for changes in the capital structure of the Company, as described below under the caption “Changes in Capital Structure”.

Stock Options

The Committee is authorized to grant stock options, including both incentive stock options under Section 422 of the Code (“ISO”), which can result in potentially favorable tax treatment to the Participant, and nonqualified stock options. The exercise price per share subject to an option will be determined by the Committee, but may not be less than 100% of the fair market value of a share on the date of grant, except in the case of a Participant who owns shares representing more than 10% of the voting power of all classes of stock of the Company, as to whom the exercise price per share subject to an ISO may not be less than 110% of the Fair Market Value of a share on the date of grant. For purposes of the 2012 Plan, the term “Fair Market Value” generally means, if the Company’s shares trade on a national securities exchange or market, the closing sale price (for the primary trading session) on the date of grant; (ii) if the Company’s shares do not trade on any such exchange or market, the closing sale price as reported on the over-the-counter market at PinkSheets.com (the “OTC”) for the date of grant; (iii) if no such closing sale price information is available, the average of bids and asked prices that OTC reports for the date of grant; (iv) if the OTC does not report such bid and asked prices for the date of grant, the average of the bid and asked prices as reported by any other commercial service for the date of grant; (v) if the Company ceases to have publicly-traded stock, the Committee will determine the Fair Market Value for purposes of the 2012 Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code, except as the Board or Committee may expressly determine otherwise. The closing price of the Company’s common stock as reported on the NYSE American Stock Exchange on July 19, 2012 was $1.95 per share.

The maximum term of each stock option, the times at which each stock option will be exercisable, and the provisions requiring termination of unexercised stock options at or following termination of employment or service with the Company or any subsidiary generally will be established by the Committee in the individual Award Agreements, except that no stock option may have a term exceeding 10 years and no ISO granted to a Participant who owns shares representing more than 10% of the voting power of all classes of stock of the Company may have a term exceeding 5 years. Options may be exercised by payment of the exercise price in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the individual Award Agreement, which may include: (i) the tender of previously acquired shares which have been held by the Participant for at least six months and have an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the shares with respect to which the stock option is to be exercised,

(ii) the withholding and cancellation of shares otherwise issuable under such stock option having a fair market value, as of the date of exercise, equal to the aggregate exercise price payable by the Participant, (iii) payment under a broker-assisted sale and remittance program acceptable to the Committee, (iv) if permitted by applicable law, the delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid for the shares and containing such terms and conditions as shall be approved by the Committee, (v) a combination of the methods set forth in clauses (i) through (iv) above, or (vi) any other lawful means that the Committee may approve.

Stock options are nontransferable, other than upon death, in which case they may be transferred by will or the laws of descent and distribution, or pursuant to a domestic relations order in settlement of marital property rights, and generally may be exercised only by a Participant while employed by or in the service of the Company or a subsidiary. If an optionee’s employment or service with the Company or any subsidiary is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time, not exceeding three months, after termination of employment or service, as shall be determined by the Committee at the time the options are granted. However, if the termination of employment or service is due to the optionee’s permanent disability or death, the options that had become exercisable prior to such termination of employment or service may, if so provided in the Award Agreement, remain exercisable for up to 12 months thereafter. Upon termination of any unexercised stock option, the unexercised shares subject to that option will again be available for the grant of equity incentives under the 2012 Plan.

Stock Appreciation Rights (SARs)

The 2012 Plan authorizes the Committee to grant stock appreciation rights (or “SARs”), which would entitle the Participant to receive the amount by which the fair market value of the shares of the Company’s common stock subject to the SAR on the date of exercise exceeds the grant or “base” price of the SAR. The grant or “base” price per share of an SAR will be determined by the Committee, but may not be less than 100% of the fair market value of a share of Company common stock on the date of grant. SARs may be granted by themselves or in tandem with grants of stock options. The maximum term of each SAR, the times at which each SAR will be exercisable, and the provisions requiring forfeiture of unexercised SARs at or following termination of employment or service with the Company or its subsidiaries will be established by the Committee in the individual Award Agreements, except that each SAR will terminate no later than the tenth (10th) anniversary of the date of grant and no SAR granted in tandem with a stock option may have a term exceeding the term of the related option. SARs may be exercised at such times and upon conditions, as determined by the Committee. Upon exercise of an SAR, payment of the amount by which the fair market value of the shares subject to the SAR exceeds the grant or “base” price will be made to the Participant, as determined by the Committee in its discretion, in cash or in Company shares, or in a combination thereof, as set forth in the individual Award Agreement.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant awards of restricted stock and restricted stock units under the 2012 Plan. A grant of restricted stock entitles the Participant to acquire Company shares, the grant, issuance, retention and/or vesting of which is subject to one or more restrictions as specified by the Committee in the individual Award Agreement. A Participant who acquires shares pursuant to a grant of restricted stock has the rights of a stockholder with respect to those shares only to the extent provided in the Award Agreement. Participants generally will be entitled to vote the shares of restricted stock awarded to them. However, if the Company declares or pays any dividends on its outstanding shares during the restricted period, then, unless otherwise provided in a Participant’s Award Agreement, the dividends allocable to shares of the Participant’s restricted stock will be withheld and paid to the Participant only if, when and to the extent such shares become vested (that is, cease to be subject to the risk of forfeiture).

A grant of restricted stock units (or “RSUs”), on the other hand, is an award of a right to receive, in cash or shares, as determined by the Committee, the market value of the shares of Company common stock that are the subject of the Award, the grant, issuance, retention and/or vesting of which is subject to one or more restrictions as specified by the Committee in the individual Award Agreement. A Participant who has been granted restricted stock units generally does not have the rights of a stockholder unless and until shares of common stock are issued in settlement of the Award.

Qualified Performance-Based Awards

The Committee may grant Awards under the 2012 Plan that are subject to the achievement of one or more performance goals, as may be determined by the Committee and specified in the relevant Award Agreement (“Qualified Performance-Based Awards”). An Award that qualifies as “Qualified Performance-Based Award will not be subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code. However, to qualify as a Qualified Performance-Based Award, the Award Agreement for such Award must contain certain required terms and conditions.

In general, options and SARs granted under the 2012 Plan, whether or not subject to the achievement of performance goals, automatically satisfy the requirements of Qualified Performance-Based Awards. In addition, the Committee may make other kinds of Awards under the 2012 Plan that are subject to the achievement of one or more performance goals, as may be determined by the Committee and specified in the relevant Award Agreement, that will also meet these requirements.

The performance criteria upon which such a Qualified Performance-Based Award may be based may include any of the following Company metrics: (i) net revenue or revenue growth, (ii) operating margin or profit margin (before or after distribution costs) or costs of revenue, (iii) operating income or net operating income, (iv) earnings before interest, taxes and amortization, (v) cash flow, (vi) income or net income, (vii) earnings per shares, (viii) return on equity, (ix) total stockholder return (as such term is defined by the Committee), (x) share price performance, (xi) return on capital, (xii) return on assets or net assets, (xiii) return on operating revenue, (xiv) market segment share, (xv) cost containment or reductions, (xvi) comparisons of selected Company performance metrics such as (but not limited to) total stockholder return, to the comparable metrics of a selected peer group of companies or a stock index designated by the Committee, (xvii) customer satisfaction, or (xviii) business or management performance objectives, which may be individualized for any Participant. The Committee may determine performance goals in respect of the performance of the Company, any of its subsidiaries, affiliates, or business units, either individually, alternatively or in any combination. Performance goals may be measured annually or cumulatively over a period of years, and may be absolute or relative.

Tax Withholding; Other Terms of Awards

The Committee or the Board may condition any share issuance or payment upon exercise of an Award to an officer or other employee on the withholding of applicable taxes and may provide that a portion of any shares to be distributed, or a portion of a Participant’s cash compensation from the Company will be withheld (or previously acquired shares or other property be surrendered by the Participant) to satisfy any withholding and other tax obligations.

Equity incentives granted under the 2012 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. However, with the approval of the Committee, Awards granted under the 2012 Plan may be transferred, without consideration, by a Participant to a “family member” (as that term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act), and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act. At the Committee’s discretion, a Participant may have the right to designate a beneficiary who would be entitled, following the Participant’s death, to any rights, payments or other benefits specified in an Award Agreement. However, ISOs may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Changes in Capital Structure

In order to preserve, but not increase, the benefits to Participants under the 2012 Plan, in the event of any change with respect to the outstanding shares by reason of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a “Change of Control” (as defined in the 2012 Plan), the Committee will adjust any or all of the following, as it deems appropriate: (i) the maximum number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number and kind of shares, units, other rights or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, (iii) the exercise or base price with respect to any Award, and (iv) any other terms of an Award that, in the judgment of the Committee, are affected by the event. Adjustments to ISOs, to the extent practicable, are to be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as performance-based compensation must meet the requirements of Section 162(m) of the Code.

Changes in Control

In order to preserve, but not increase, the benefits to Participants under the 2012 Plan, the Committee may, in its sole discretion, in individual Award Agreements, provide terms and conditions it deems appropriate for the vesting of such Award in the event of a Change of Control or with respect to the assumption of such Award or the exchange of the Awards for comparable securities under another incentive plan in the event of a Change of Control. The 2012 Plan defines a “Change of Control” to include (i) a merger, consolidation or other reorganization of the Company with or into another corporation as a result of which the Company’s stockholders, immediately prior to the transaction, will own less than a majority of the outstanding voting securities of the surviving entity in the transaction; (ii) a sale of all or substantially all of the Company’s assets, (iii) an exchange or other transaction or series of transactions resulting in a person, corporation or group becoming the beneficial owner of more than 45% of the Company’s outstanding shares, and (iv) a material change in the members of the Company’s Board of Directors not approved by the incumbent Board members.

The 2012 Plan further provides that, in the event of a Change of Control, and whether or not the terms of an outstanding stock option provides for the acceleration of vesting as a result of a Change of Control, or to the extent a stock option awarded under the 2012 Plan is vested and not yet exercised, the Committee may provide for the purchase or exchange of each option for an amount of cash or property with a value equal to the difference or “spread” between (i) the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the shares underlying the option had such option been exercised immediately prior to the Change of Control, and (ii) the exercise price of the option.

Similarly, in the case of SARs, the 2012 Plan provides that, whether or not the terms of an SAR provide for the acceleration of vesting in the event of a Change in Control, or to the extent an SAR is vested and not yet exercised, the Committee may provide for the purchase or exchange of such SAR for an amount of cash or property with a value equal to the value of the cash or property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares underlying the SAR, to the same extent as if such SAR had become fully vested and had been exercised for Company shares immediately prior to the Change in Control.

Alternatively, the Committee may, in its sole discretion, accelerate the vesting of any or all outstanding stock options and SARs, and the lapse of the restrictions on any or all restricted stock or restricted stock units, even if the surviving entity in any Change in Control transaction has agreed to assume the options and SARs outstanding under the 2012 Plan, or issue substitute options or restricted stock or new equity incentives for the options, SARs, restricted stock and restricted stock units that were then outstanding under the 2012 Plan. In any event, upon consummation of a Change in Control of the Company, any options or SARs that are neither assumed by the surviving entity, with the consent of the Company, nor exercised, will terminate. The 2012 Plan provides for at least 15 days’ prior written notice to be given to Participants with respect to the anticipated consummation of a Change in Control transaction; however, any delay in the giving or failure to give such a notice will not affect the validity or effectiveness of the Change of Control or provide a basis for any delay in its consummation.

Amendment and Termination

The Board may amend, alter or discontinue the 2012 Plan and, to the extent permitted by the 2012 Plan, the Board or the Committee may amend any Award Agreement, except that the Company will be required to submit for stockholder approval any amendment which, under the AMEX listed company rules, requires stockholder approval or which would (i) increase the maximum number of shares for which Awards may be granted under the 2012 Plan, (ii) reduce the price at which stock options may be granted below 100% of fair market value on the date of grant, (iii) reduce the option price of outstanding stock options, (iv) extend the term of the 2012 Plan, (v) change the class of persons eligible to be Participants under the 2012 Plan, or (vi) increase the limits on ISOs that may be issued under the 2012 Plan and/or the number of shares that may be the subject of Awards granted under the 2012 Plan to any one Participant during any fiscal year period. However, no amendment or alteration to the 2012 Plan or any Award Agreement that would impair the rights of any Participant under an existing Award Agreement may be implemented without that Participant’s consent, except that no such consent will be required if the Committee determines, in its sole discretion, that the amendment or alteration either (a) is required or advisable in order for the Company, the 2012 Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminishment has been otherwise adequately compensated.

U.S. Tax Aspects

The following is a brief description of the federal income tax consequences generally arising with respect to Awards of equity incentives under the 2012 Plan.

Incentive Stock Options (“ISOs”).    No taxable income will be recognized by a Participant either as a result of the grant or the exercise of ISOs. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an ISO, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition.

If a Participant sells or disposes of the shares received on the exercise of an ISO more than: (i) one year after the date of exercise, and (ii) two years after the date of grant, the Participant will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, any sale or other disposition of the shares before the expiration of either the one-year or two-year holding periods described above (the “ISO Holding Periods”) will constitute a “disqualifying disposition.” A disqualifying disposition will result in ordinary income to the Participant in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise, minus the exercise price, or (ii) the fair market value of the shares on the date of the sale or other disposition, minus the exercise price. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period, which currently is more than one year for long-term capital gains. The Company generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by a Participant as a result of a disqualifying disposition.

The Committee may permit a Participant to pay the exercise price of an ISO by delivering shares of the Company’s common stock that the Participant already owns (“already-owned shares”), valued at their fair market value on the date of exercise of the ISO. Generally, if the exercise price of an ISO is paid with already-owned shares or by a combination of cash and already-owned shares, the Participant will recognize no current taxable gain or loss on the already-owned shares exchanged. A special rule applies, however, if the already-owned shares being exchanged were previously acquired through the exercise of an ISO and the applicable ISO holding periods have not been satisfied at the time of the exchange. In that event, the exchange is treated as a disqualifying disposition of the shares and will cause the Participant to recognize ordinary income as described above.

Nonqualified Stock Options.    Generally, a Participant will not recognize any taxable income upon the grant of a nonqualified stock option or at the time or times a nonqualified stock option becomes vested, where the exercise price of the stock option is no less than 100% of the fair market value of the shares underlying the stock option at the time of grant. Upon exercise, for income tax purposes the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares. Generally, the Company will be entitled to a tax deduction equal to the amount of ordinary income the Participant recognizes provided certain reporting requirements are satisfied.

If a Participant pays the exercise price of a nonqualified stock option by delivering already-owned shares or by a combination of cash and already-owned shares, he or she will recognize no current taxable gain or loss on the already-owned shares exchanged; but will recognize ordinary income to the extent that the fair market value of the shares purchased on exercise of the stock option exceeds the price paid for those shares.

Stock Appreciation Rights.    A Participant who receives an SAR will not recognize taxable income upon receipt of the SAR. However, the Participant will recognize taxable income, at ordinary income tax rates, at the time the SAR is exercised or settled, in an amount equal to the cash, or the then fair market value of the shares, to which the Participant is entitled upon such exercise or settlement. The Company generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant.

Restricted Stock.    The receipt of restricted stock will not result in a taxable event to the Participant until the expiration of restrictions on, or the vesting of, the restricted stock, unless the Participant makes an election under Section 83(b) of the Code to be taxed on the date the restricted stock is acquired. If a Section 83(b) election is made, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of such stock on the date of receipt over the purchase price, if any, paid for such stock. Even if the purchase price and the fair market value of the stock are the same, in which case there would be no ordinary income, a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed by the Participant with the Internal Revenue Service no later than 30 days after the date the Restricted Stock is received.

If no Section 83(b) election is made, a taxable event will occur on each date that any of the shares of Restricted Stock vest (or the restrictions thereon lapse). On that date, the Participant will recognize ordinary income with respect to the shares that have vested in an amount equal to the excess of the then fair market value of such shares over the amount paid, if any, for such shares. The Company will be entitled to a tax deduction in an amount equal to the ordinary income that the Participant recognizes.

Restricted Stock Units.    A Participant who receives an RSU will not recognize taxable income upon receipt of the RSU. Generally, the Participant will recognize ordinary income, in the year in which any shares subject to the RSU are actually issued to the Participant in an amount equal to the excess of the fair market value of those shares on the date of issuance over the amount, if any, paid by the Participant for such shares. The Company generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant on settlement of the RSU.

Tax Withholding.    For any Participant who is an employee, any income recognized by the Participant in connection with the exercise or settlement of stock options or SARs or the vesting of (or valid Section 83(b) election with respect to) Restricted Stock or RSUs awarded under the 2012 Plan will be subject to income tax withholding by the Company. Under the 2012 Plan, the Company has the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Federal, state and local withholding tax requirements, and the Company may withhold such amounts from the Participant’s compensation. To the extent permissible under applicable tax, securities and other laws, the Committee may, in its sole discretion, permit a Participant to satisfy an obligation to pay any tax to any governmental entity in respect of any Award, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, in whole or in part, by (i) directing the Company to apply shares to which the Participant is entitled as a result of the exercise or settlement of a stock option or SAR or as a result of the vesting or lapse of restrictions on restricted stock or RSUs, or (ii) delivering already-owned shares to the Company.

Tax Deduction Limitations.    Section 162(m) of the Code generally limits to $1 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s CEO and each of its four most highly compensated executive officers other than the CEO. However, “performance-based” compensation is not subject to the $1 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee whose members consist solely of two or more “outside directors,” (ii) the material terms under which the equity compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any Participant pursuant to an incentive Award with respect to any performance period, must be approved by the corporation’s stockholders, and (iii) the Committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Committee currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Code, and it is the intent of the Board that all future Committee members will also satisfy that definition. Stock options and SARs, the terms of which limit the amount of compensation that an employee may receive to an increase in the value of the underlying shares covered by the stock option or SAR after the date of grant, automatically satisfy the performance goal requirement described in clause (i) above.

Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant who is an officer, director or highly-compensated individual with respect to the Company, together with any other compensation paid to the Participant that is contingent on the change in control of the Company, have a present value of at least three times the Participant’s average annual compensation from the Company over the prior five years (the “average compensation”). In that event, the contingent compensation that exceeds the Participant’s average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, would not be deductible by the Company and would be subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

Section 409A of the Code.    Any deferrals made under the 2012 Plan, including Awards granted under the 2012 Plan, which are considered to be deferred compensation must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to the Participants, which generally include the current inclusion of deferred amounts in the Participant’s income for income tax purposes and a surtax on any such amount. The Section 409A requirements include limitations on election timing, acceleration of payments and distributions. Section 409A applies to certain SARs, RSU Awards, and other Awards that provide the Participant with an opportunity to defer the recognition of income. The Company intends to structure any Awards under the 2012 Plan to meet the applicable tax law requirements under Code Section 409A in order to avoid the imposition of such adverse tax consequences on Participants.

The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2012 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2012 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2012 Plan should consult a tax adviser as to the tax consequences to them of participation in the 2012 Plan.

Determination of Participants to Receive Awards under the 2012 Plan

The Company believes that Awards granted under the 2012 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful financial performance of the Company. No determinations have been made as to the types or amounts of Awards that will be granted to specific individuals under the 2012 Plan. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is not possible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards under the 2012 Plan or the nature and terms of such Awards. Similarly, it is not possible to determine the benefits or amounts that would have been received by or allocated to such persons in fiscal 2011 if the 2012 Plan had been in effect during that year.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

The Audit Committee has appointed the accounting firm of Burr Pilger Mayer Inc. to serve as the Company’s independent registered public accountants and, in that capacity, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012. Burr Pilger performed audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2011, 2010 and 2009. A representative of Burr Pilger is expected to attend the Annual Meeting, and will be afforded an opportunity to make a statement and to respond to appropriate questions from stockholders in attendance at the Meeting.

Proposal to Ratify Appointment of Independent Registered Public Accountants

A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of Burr Pilger as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. Although ratification by stockholders is not a prerequisite to the power and authority of the Audit Committee to appoint Burr Pilger as the Company’s independent registered public accountants, the Audit Committee considers such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Audit and Other Services Rendered and Related Fees

Burr Pilger served as the Company’s independent registered public accounting firm for the years ended December 31, 2011 and 2010. Set forth below is information regarding the services it rendered and the fees it received for those services in 2011 and 2010, respectively.

Audit Services.    During each of the fiscal years ended December 31, 2011 and 2010, Burr Pilger rendered audit services to us consisting of (i) the annual audit of our consolidated financial statements for each of those fiscal years, and (ii) reviews of our interim consolidated financial statements that were included in our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, June 30 and September 30, in each of those years, respectively. Fees paid for those audit services totaled $261,270 for 2011 and $261,850 for 2010.

Audit Related Services.    Burr Pilger did not provide any audit related services to us during either 2011 or 2010.

Tax Related Services.    In 2011, Burr Pilger provided tax advisory services to us, the fees for which were $10,000. No tax related services were provided by Burr Pilger in 2010.

Other Services.    Burr Pilger did not render any consulting or any other services to us in either 2011 or 2010.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent registered public accountants in the categories of audit services, audit-related services, tax services and other services. This policy is designed to ensure that the provision of any non-audit services does not impair the independence of the Company’s registered public accounting firm. Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF BURR PILGER AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

SOLICITATION

We will be soliciting proxies from our stockholders and will pay the costs of doing so. In order to ensure adequate representation at the Annual Meeting, Company directors, officers and employees (who will not receive any additional compensation therefor) may communicate with stockholders, brokerage houses and others by telephone, email, or other means of communication or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

STOCKHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2013 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than March 29, 2013, which is 120 days before the first anniversary of the release of Company’s proxy materials for the 2012 Annual Meeting. However, if the date of our Annual Meeting in 2013 changes by more than 30 days from the first anniversary of the date on which our 2012 Annual Meeting is held, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for our 2013 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly submitted to a vote of stockholders at the Meeting, the proxyholders named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

ANNUAL REPORT

The 2011 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of July 19, 2012. The Annual Report is not to be regarded as proxy solicitation material.

By Order of the Board of Directors

Sandra A. Knell
Executive Vice President & Secretary

July 25, 2012

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED TO DATE, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED (WITHOUT EXHIBITS) TO STOCKHOLDERS, AT NO CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, THE COAST DISTRIBUTION SYSTEM, INC., 350 WOODVIEW AVENUE, MORGAN HILL, CALIFORNIA 95037.

APPENDIX A

THE COAST DISTRIBUTION SYSTEM, INC.

2012 EQUITY INCENTIVE PLAN

1. PURPOSES OF THE PLAN

The purposes of the Coast Distribution System, Inc. 2012 Equity Incentive Plan (the “Plan”) are:

(a) to further align the interests of Company officers and other key employees, directors and consultants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the price performance of the Company’s Common Stock and by promoting increased ownership of the Common Stock by such individuals; and

(b) to enhance the Company’s ability to motivate, attract, and retain the services of officers and other key employees, directors and consultants, upon whose judgment, interest, and special effort the successful conduct of the Company’s business is largely dependent, by enabling the Company to grant to such individuals equity incentives consisting of stock options, restricted stock, stock appreciation rights and restricted stock units.

2. DEFINITIONS

2.1 When used with reference to the Company, the term “Affiliate” shall mean:

(a) with respect to ISOs, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Awards other than ISOs, in addition to any entity described in paragraph (a) of this Section 2.1, any other corporation, limited liability company, general or limited partnership, joint venture or other entity, whether now existing or hereafter created or acquired, in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

2.2 “Award” means a Stock Option, Stock Appreciation Right (or SAR), Restricted Stock or Restricted Stock Unit (or RSU) granted to a Participant pursuant to the Plan. The terms “Stock Option”, “Stock Appreciation Right” (or “SAR”), “Restricted Stock” and “Restricted Stock Unit” (or “RSU”) shall have the respective meanings given to such terms in Section 5 of this Plan. When used with respect to the Existing Plans, the term “Award” shall mean an award or grant of Stock Options or Restricted Stock.

2.3 “Board” means the Board of Directors of the Company.

2.4 For purposes of this Plan, a “Change of Control” shall mean and shall be deemed to have occurred on the happening of any of the following:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent more than forty-five percent (45%) of the combined voting power of the Company’s then outstanding voting securities, other than:

(i) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by a trustee or other fiduciary holding securities under any such employee benefit plan (or related trust); or

(ii) an acquisition of voting securities either (A) by the Company, or (B) by a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares of the Company.

(b) at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof; or

(c) the consummation of a merger, consolidation, reorganization, or tender or exchange offer, or any similar transaction, whether or not the Company is the surviving entity in such transaction, other than a merger, consolidation, or reorganization that would result in the persons, who are beneficial owners of the Company’s voting securities outstanding immediately prior to the consummation of any such transaction, continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least a simple majority of the combined voting power of the Company’s voting securities (or the voting securities of the surviving entity in such transaction) immediately after such merger, consolidation, reorganization, exchange or tender offer or other similar corporate transaction; or

(d) the sale or other disposition of all or substantially all of the assets of the Company; or

(e) the approval by the stockholders of the Company of a liquidation or dissolution of the Company or a liquidation of substantially all of its assets; or

(f) occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution to constitute a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

The Board, by the affirmative vote of a majority of the Outside Directors shall have full and final authority, which shall be exercised in their discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

2.5 “Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

2.6 “Committee” shall mean the committee appointed by the Board of Directors from among its members to administer this Plan pursuant to Section 3 hereof.

2.7 “Common Stock” means the Company’s common stock, par value $.001 per share, or such other voting securities of the Company into which such Common Stock may hereafter be reclassified or for which such Common Stock may hereafter be converted or exchanged.

2.8 “Company” means The Coast Distribution System, Inc.

2.9 “Consultant” means any natural person who, in a capacity other than as an employee or Outside Director, renders bona fide advisory or consulting services to the Company or any Affiliate, pursuant to a contract or agreement entered into directly with the Company or any such Affiliate, provided, however, that (i) the services so rendered are not in connection with the offer or sale of securities in a capital-raising transaction and (ii) such consultant or any affiliate thereof does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of that Act.

2.12 “Existing Plans” consist of the Company’s (i) 2008 Equity Incentive Plan, (ii) 2005 Stock Incentive Plan, (iii) 1999 Stock Incentive Plan and (iv) 1993 Stock Option and Incentive Plan. As of June 30, 2012, there were 17,666 shares available for future grants of equity incentives under the Existing Plans (“Available Shares”) and 755,022 Shares subject to outstanding stock options or restricted stock grants under the Existing Plans (hereinafter “Existing Incentive Shares”).

2.13 “Incentive Stock Option” or “ISO” shall mean any Stock Option that is intended to be eligible to qualify as an incentive stock option pursuant to Section 422 of the Code.

2.14 “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(a) If the Company’s Common Stock trades on a national securities exchange or market, the closing sale price (for the primary trading session) on the date of grant.

(b) If the Company’s Common Stock does not trade on any such exchange or market, the closing sale price as reported on the over-the-counter market at PinkSheets.com (the “OTC”) for the date of grant.

(c) If no such closing sale price information is available, the average of bids and asked prices that OTC reports for the date of grant.

(d) If the OTC does not report such bid and asked prices for the date of grant, the average of the bid and asked prices as reported by any other commercial service for the date of grant.

(e) If the Company ceases to have publicly-traded stock, the Committee will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board or Committee may expressly determine otherwise.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the foregoing provisions, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Committee can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A of the Code.

The Committee has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Awards are conditioned on Participants’ agreement that the Committee’s determinations of Fair Market Value are conclusive and binding even though others might make a different determination.

2.15 “Nonqualified Option” shall mean a Stock Option that is not intended to qualify as an ISO.

2.16 “Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Company.

2.17 “Participants” shall mean those individuals to whom Awards are granted from time to time under this Plan and any Permitted Transferees of such individuals.

2.18 “Permitted Transferee” means any person to whom any Awards granted hereunder are permitted to be transferred pursuant to the express terms of this Plan.

2.19 “Person” or “person” means any natural person, corporation, limited liability company, general or limited partnership, joint venture, trust, estate, unincorporated association, firm or other entity.

2.20 “Plan” means this The Coast Distribution System, Inc. 2012 Equity Incentive Plan.

2.21 “Qualified Performance Based Award” means an Award as to which the grant, issuance, retention, vesting and/or settlement is subject to satisfaction of one or more performance goals that are based on or determined with reference to any of the Performance Criteria specified in Section 9.2 hereof.

2.22 “Securities Act” means the Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of that Act.

2.23 “Share” shall mean a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11 of this Plan.

2.24 “Stock Exchange” shall mean any stock exchange (such as, but not limited to, the American Stock Exchange, New York Stock Exchange, the NASDAQ Stock Market and any regional United States stock exchange) or any automated quotation system on which the Company’s Common Stock is listed for trading.

2.25 “Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

2.26 “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION

3.1 Composition of Committee.    This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board. The Board shall fill vacancies on the Committee and may from time to time remove members from or add members to the Committee. The Board, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the principal Stock Exchange on which the Company’s Common Stock is listed, (iii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee or the Board shall be liable for any action or determination made in good faith by the Committee or the Board with respect to the Plan or any Award granted hereunder.

3.2 Delegation and Administration.

(a) The Committee shall have the right, from time to time, to delegate to one or more separate committees (any such committee a “Subcommittee”) composed of (a) one or more directors of the Company (who may, but need not be, members of the Committee) or (b) one or more officers of the Company, the authority to grant Awards and take the other actions described in Section 3.3 below, subject to (i) such limitations as the Committee shall determine, (ii) the requirement, in the case of a delegation of authority to a Subcommittee of one or more officers, that the resolution delegating such authority shall specify the total number of Shares for which Awards may be granted or made by such Subcommittee, and (iii) the limitation that in no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any officers or other individuals who are subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code or who have been appointed to any such Subcommittee. Any action by any such Subcommittee in accordance with and within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and, in such event, references in this Plan to the Committee shall include any such Subcommittee. Additionally any actions that may be taken by a Subcommittee composed of one or more officers of the Company shall be subject to review and approval, disapproval or modification by the Committee.

(b) Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, interpret the terms of Awards and take such other actions as the Committee may specify in the resolutions providing for such delegation. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

3.3 Powers of the Committee.    Subject to the express limitations of this Plan, the Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan and to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(a) prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein, and to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(b) to determine which persons are eligible to be Participants in this Plan and the eligible Participants to whom Awards shall be granted hereunder and the time or times when any such Awards shall be granted to them;

(c) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price thereof and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or service with the Company or an Affiliate, the satisfaction of performance goals or criteria, the occurrence of certain events, or other factors as may be determined by the Committee in its sole discretion;

(d) to amend the terms of an Award in any manner that is not inconsistent with the Plan; provided, however, that no such action that would adversely affect the rights of a Participant with respect to an outstanding Award may be taken without the Participant’s consent;

(e) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Qualified Performance-Based Award or other Award granted under this Plan;

(f) to prescribe and amend the terms of the agreements or other documents evidencing Awards (“Award Agreements”) made under this Plan (which Agreements need not be identical and the terms and conditions of which may vary from Participant to Participant as determined by the Committee or any Subcommittee thereof);

(g) to determine whether, and the extent to which, adjustments are required pursuant to Section 11 of this Plan; and

(h) to make all other determinations deemed necessary or advisable for the administration of this Plan.

3.4 Effect of Change in Status.    The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as a Participant under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the event that (i) any Participant is employed by an entity that ceases to be an Affiliate, (ii) any leave of absence is approved by the Company or any Affiliate, (iii) a change occurs in the Participant’s status from an employee to a member of the Board or to a Consultant, or vice versa, and (iv) an employee of the Company or an Affiliate, at its request, becomes an employee of any Person in which the Company or an Affiliate has an equity or other financial interest, but which does not meet the requirements to be an Affiliate for purposes of this Plan.

3.5 Determinations of the Committee.    All decisions, determinations, interpretations and actions by the Committee regarding this Plan shall be final, binding and conclusive on all Participants and any other persons claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations, which may include the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as the Committee may select. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons eligible to become Participants and whether or not such persons or Participants are similarly situated. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6 Limitation on Liability.    No member of the Board, the Committee or any Subcommittee shall be liable for any action or determination made in good faith by the Board, the Committee or such Subcommittee (as the case may be) with respect to the Plan or any Award hereunder. No employee of the Company and no member of the Board or Committee or of any Subcommittee shall be subject to any liability with respect to duties under or with respect to the Plan unless such person acted fraudulently or in bad faith. To the fullest extent permitted by law, the Company shall indemnify, hold harmless and defend each member of the Board, the Committee or any Subcommittee, and any employee of the Company, that exercises authority or performs any duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan; provided, however, that nothing herein shall limit any other rights to indemnification that any such person may have under applicable law, the Certificate of Incorporation or Bylaws of or any indemnification agreement such person may have with the Company or any Affiliate, or under any policy of insurance.

4. SHARES SUBJECT TO THE PLAN

4.1 Shares Subject to the Plan.

(a) Subject to adjustment as to the number and kind of Shares pursuant to Section 11.1 hereof, the total number of Shares of Common Stock may be issued under the Plan shall consist of and shall not exceed a number of Shares equal to the sum of:

(i) 300,000 Shares; plus

(ii) 17,666 Shares, which is equal to the number of shares of Common Stock that, as of June 30, 2012, were available for future grants of equity incentive under the Existing Plans (the “Available Shares”) and which, on the effective date of this Plan, shall cease to be available for the grant of Awards under the Existing Plans; plus

(iii) a number of Shares equal to that number of the 755,002 Existing Incentive Shares (as defined in Section 2.12 above) which (A) after their issuance are reacquired by the Company, or (B) prior to their issuance cease to be purchasable on exercise of Options granted under the Existing Plans due to the expiration or other termination or reacquisition by the Company of those Options. At such time as any Existing Incentive Shares are reacquired by the Company or cease to be exercisable under such Options, as aforesaid, then, notwithstanding anything to the contrary that may be contained in the Existing Plans, such Shares shall not become available, again, for the grant of Awards thereafter under the Existing Plans. By way of example, if a total of 200,000 Existing Incentive Shares were either reacquired by the Company following their issuance on exercise of any Options under the Existing Plans, or prior to their issuance cease being exercisable, over the 10 months immediately following the effective date of this Plan, at a rate of 20,000 Shares per month, then, in each of those months, the number of Shares authorized for issuance under this Plan would increase by 20,000 Shares and, correspondingly, the number of Shares available for grants or awards under the Existing Plans would be reduced by 20,000 Shares.

(b) For purposes of the foregoing limits on the maximum aggregate number of Shares that may be the subject of Awards under this Plan, in the event that (i) all or any portion of the Shares that are subject to any Award under this Plan can no longer, under any circumstances, be purchased by the Participant to which such Award was made (or his/her Permitted Transferee), or (ii) any Shares which had been the subject of an Award under this Plan are reacquired by the Company, then, the Shares that were not exercised or purchased by the Participant or that were reacquired by the Company (as the case may be) shall again be available for the grant or issuance of Awards under this Plan. Shares which are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Committee) shall not count against the above limits and shall again become available for grant or issuance under the Plan. Additionally, only the number of Shares actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any shares which were designated to be used for such purposes and that are not in fact so used shall again become available for grant or issuance under this Plan.

(c) Notwithstanding anything to the contrary contained in this Section 4.1, subject to Section 4.2 hereof and any adjustments made pursuant to Section 11 of this Plan, the maximum aggregate number of Shares authorized for issuance under this Plan that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 300,000 Shares, plus that number of Shares that become available for the grant of Awards under this Plan pursuant to Paragraphs 4.1(a)(ii) and 4.1(a)(iii) above.

4.2 Individual Participant Limitations.    The maximum number of shares of Common Stock that may be the subject of Awards under this Plan, in the aggregate, to any one Participant during any fiscal year period shall be 100,000 Shares. The foregoing limitation shall be applied on an aggregate basis taking into account Awards granted to a Participant under this Plan as well as Awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliate, whether such plan is now in existence or is adopted at any time hereafter.

5. PLAN AWARDS

5.1 Award Types.    The Committee, on behalf of the Company, is authorized under this Plan to grant the types of Awards under the Plan that are described below in this Section 5.1, provided that their terms and conditions are not inconsistent with the provisions of the Plan. The Committee, in its discretion, may determine that any Award granted under this Plan shall be a Qualified Performance Based Award (as hereinabove defined) and that an Award shall consist of two or more different types of Awards in tandem or in the alternative and the terms and conditions of Awards may differ or vary from each other, as determined by the Committee in its discretion.

(a) Options.    A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to Award Agreement evidencing the Award of Stock Options (the “Option Agreement”). The Committee may grant Stock Options that are ISOs or that are Nonqualified Stock Options, as it, in its sole discretion, shall determine.

(b) Stock Appreciation Rights.    A stock appreciation right (“Stock Appreciation Right” or “SAR”) is a right to receive value with respect to a specified number of Shares of Common Stock, equal to or otherwise based on the excess of (i) the market value of a share of Common Stock at the time of exercise over (ii) the exercise price or “base price” of the right as expressed in the Award Agreement evidencing the Award (the “SAR Agreement”). That value may be paid to the Participant in cash or Shares of Common Stock and on such other terms and conditions as determined by the Committee and set forth in the SAR Agreement.

(c) Restricted Stock.    An Award of “Restricted Stock” is an award of Shares of Common Stock, the grant, issuance, retention and/or vesting of which is subject to such conditions or restrictions as are determined by the Committee and expressed in the Award Agreement evidencing the Restricted Stock Award (the “Restricted Stock Agreement”).

(d) Restricted Stock Unit.    A “Restricted Stock Unit” or “RSU” is a right to receive, in cash or Shares (as determined by the Committee), the market value of the number of Shares subject to the Award of such RSU, where the grant, issuance, retention and/or vesting of the Award is subject to such conditions or restrictions as are determined by the Committee and expressed in the Award Agreement evidencing the Award (the “Restricted Stock Unit Agreement”).

5.2 Evidence of the Grant of an Award.    The grant of an Award by the Committee under this Plan may be evidenced by a notice, document or other communication in written, electronic or other form as shall be approved by the Committee, subject to any requirements of law or of any rules or regulations (including accounting rules) applicable to the grant of Awards.

5.3 Suspension or Termination of Awards.

(a) General.    At the time any Award is granted or made, the Committee may specify in the Award Agreement that the Participant’s rights, payments and benefits with respect to the Award shall be subject to reduction, cancellation, forfeiture or recoupment, or that the vesting of the Award shall be subject to suspension or termination, upon the occurrence of any event or events that are specified in such Award Agreement, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include termination of employment or service with the Company or any Affiliate, without cause or with cause or due to any act of misconduct (as such terms are defined in the Participant’s Award Agreement) on the part of the Participant, or other conduct by the Participant that is deemed to be detrimental to the business or reputation of the Company.

(b) Termination for Cause.    Without limiting the generality of Section 5.3(a) above, unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment or service relationship with the Company or any Affiliate shall be terminated for “cause” (as such term is defined in the Award Agreement of a Participant (or by reference to a definition of such term that is included in any employment or independent contractor agreement between the Company or any of its Affiliates and the Participant), the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. For purposes of this Plan, the Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, or an Outside Director, such determination shall be subject to the approval of the Board. In addition, if the Company shall reasonably determine that a Participant has or may have committed or contributed to any act which could constitute the basis for a termination of such Participant’s employment or service relationship for cause (as defined in the Participant’s employment or service agreement with the Company or any Affiliate or in any Award Agreement of the Participant, as the case may be), the Company may suspend the Participant’s rights to exercise any Stock Option or SAR, or receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed or contributed to by the Participant which could constitute the basis for a termination for “cause” as provided in this Section 5.3.

5.4 Withholding.    The Committee may and/or a Participant shall make arrangements acceptable to the Company for the satisfaction of any tax withholding obligations that arise under applicable federal, state, local or foreign law with respect to any Stock Option, SAR, Restricted Stock or RSU Award under this Plan or any sale of Shares acquired pursuant to any such Award. The Company shall not be required to issue any Shares pursuant to the exercise or vesting of any Award or to recognize the disposition of any such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, the Company shall have the right to require or cause these obligations to be satisfied by withholding a portion of the Shares that otherwise would be issued or a portion of the payment that would otherwise be made to a Participant under such Award or by the Participant’s tender of Shares previously acquired by the Participant.

5.5 Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 11.1 hereof, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any Stock Option or SAR that would have the effect of reducing the exercise price of such Stock Option or the exercise or base price of such SAR at which such Stock Option or SAR was granted under the Plan, or otherwise approve any modification to such Stock Option, SAR or other Award under this Plan that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the principal Stock Exchange on which the Company’s Shares are listed for trading, unless and until such action is submitted to the stockholders for their prior approval and is approved by the affirmative vote of the holders of a majority of the Shares of the Company that are entitled to vote and are voted on the proposal to approve such action.

6. STOCK OPTIONS

6.1 Grant, Terms and Conditions of Stock Options.    The Committee may grant Stock Options at any time and from time to time prior to the Termination Date of this Plan, as set forth in Section 13 below, to employees, Outside Directors and Consultants of the Company or any Affiliate selected by the Committee. No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options awarded under this Plan until those Shares have been issued by the Company. The terms and conditions governing and the respective rights and obligations of the Participant and the Company with respect to each Stock Option shall be evidenced only by a Stock Option Agreement (in written or electronic form) as may be approved by the Committee containing such terms and conditions, not in conflict with the express terms of this Plan, as are determined by the Committee in its sole discretion. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. Stock Options granted pursuant to this Plan need not be identical, but each must contain or be subject to the terms and conditions set forth hereinafter in this Section 6, except that the terms and conditions in Section 6.6 shall not apply to Nonqualified Stock Options.

6.2 Price.    The exercise price per share of an Stock Option awarded under this Plan shall not be less than One Hundred Percent (100%) of the Fair Market Value of a Share of Common Stock, determined in accordance with Section 2.14 above, provided that the Committee may in its discretion specify for any Stock Option an exercise price per Share that is higher than such Fair Market Value.

6.3 Vesting of Stock Options.    The Committee shall, in its discretion, prescribe the time or times at which, and the conditions upon which, a Stock Option, or any portion thereof, shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued service of the Participant with the Company or any of its Affiliates for a specified time period or periods, or the attainment of specified performance goals relating to performance criteria specified in the Award Agreement, or both, or the satisfaction of any other conditions that may be established by the Committee in its sole discretion.

6.4 Term of Stock Options.    The Committee shall, in its discretion, prescribe in each Stock Option Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall not exceed ten (10) years from its date of grant. Except as otherwise provided in this Section 6 or as may be provided otherwise by the Committee in the Stock Option Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then an employee, director or Consultant of the Company or one of its Affiliates.

6.5 Stock Option Exercise.    Subject to such terms and conditions as shall be specified in any Stock Option Agreement, a vested Stock Option may be exercised in whole or in part at any time during the term thereof by delivery of a written or transmission of an electronic notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding taxes. The exercise price of a Stock Option shall be paid in cash or in such other form of consideration as is lawful and has been approved by the Committee, as expressly set forth in the Stock Option Agreement, and may include (i) delivery of already owned Shares that have been held by the Participant for at least six months (or such other period as the Committee may deem appropriate, for accounting purposes or otherwise), valued at the Fair Market Value of such Shares on the date of exercise; the withholding (either actually or by attestation) and cancelling of Shares otherwise issuable under such Stock Option having a market value, on the date of exercise, equal to the aggregate exercise price due by the Participant; (ii) payment under a broker-assisted sale and remittance program acceptable to the Committee; (iii) if permitted by the Committee and applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid thereby and containing such terms and conditions as shall be approved by the Committee; (iv) by a combination of the methods described above; or (v) by such other lawful method or means as may be approved by the Committee.

6.6 Additional Rules for ISOs.

(a) Eligibility.    An ISO may only be granted to a Participant who is considered an employee for purposes of Treasury Regulation § 1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “Subsidiary” with respect to the Company for purposes of Section 424(f) of the Code.

(b) Annual Limits.    No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which ISOs under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option or stock incentive plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking ISOs into account in the order in which they were granted.

(c) Exercise Price and Term.    If an ISO is granted to any 10% Stockholder, the per Share exercise price may not be less than 110% of the Fair Market Value of a Share of Common Stock, determined in accordance with Section 2.14 above, and the term of the ISO may not exceed 5 years.

(d) Termination of Employment.    An Award of an ISO may provide that the ISO may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following the Participant’s permanent and total disability within the meaning of Section 22(e)(3) of the Code, or the Participant’s death, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e) Nontransferability.    An ISO shall by its terms be nontransferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant shall be exercisable only by the Participant.

(f) Other Terms and Conditions.    Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Section 422 of the Code. Unless otherwise provided in the Stock Option Agreement for an ISO, if and to the extent any of the requirements applicable to “incentive stock options” under the Code are not satisfied, the portion of the Stock Option that does not qualify as an ISO as a result thereof shall be treated as a Nonqualified Stock Option.

(g) Disqualifying Dispositions.    If Shares acquired by exercise of an ISO are disposed of prior to the expiration of either two (2) years following the date of its grant or one year following the issuance of such Shares to the Participant upon exercise of the ISO, such disposition shall constitute a “disqualifying disposition” with the meaning of the Code and Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.    A Stock Appreciation Right (or SAR) may be granted to any employee, Outside Director or Consultant of the Company or any Affiliate selected by the Committee. SARs (i) may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event; and (ii) shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of any SAR at any time. The terms and conditions of Awards of SARs granted pursuant to the Plan need not be identical.

7.2 Freestanding Stock Appreciation Rights.    An SAR may be granted without any related Stock Option (sometimes referred to as a “Freestanding SAR”), which may be subject to such vesting and exercisability requirements as specified by the Committee in the SAR Agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of specified performance goals established by the Committee in its discretion, or both, or on such other requirements as the Committee may determine. No SAR may be granted for a term exceeding ten (10) years from its date of grant. The exercise or “base” price of a Freestanding SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per Share of any such Freestanding SAR shall not be less than 100 percent of the Fair Market Value of a Share of Common Stock determined in accordance with Section 2.14 above.

7.3 Tandem Stock Option/Stock Appreciation Rights.    An SAR may be granted “in tandem” with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/SAR will entitle the holder to elect, as to all or any portion of the number of Shares subject to such Stock Option/SAR, to exercise either the Stock Option or SAR, resulting in the reduction of the corresponding number of Shares of Common Stock subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option (a) shall have a base price per Share equal to the per Share exercise price of the Stock Option, (b) will be vested and exercisable at the same time or times that the related Stock Option is vested and exercisable, and (c) will expire no later than the time at which the related Stock Option expires or otherwise terminates.

7.4 Payment of Stock Appreciation Rights.    An SAR will entitle the holder, upon exercise by the holder or other payment thereof by the Company, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share of Common Stock as of the date of exercise or payment of the SAR over the base price of such SAR, by (ii) the number of Shares as to which such SAR is exercised by the holder or is paid by the Company. Subject to any applicable requirements of Section 409A of the Code, payment of such amount may be made, as approved by the Committee and set forth in the SAR Agreement, in Shares valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of Shares and cash, subject to applicable tax withholding requirements.

8. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

8.1 Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units.    The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the termination of the Plan to employees, Outside Directors and Consultants of the Company or any Affiliate selected by the Committee. Unless otherwise provided in the Award Agreement, (i) a Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award to the extent provided in this Plan, and (ii) a Participant shall not have rights of a stockholder with respect to any Shares subject to any Restricted Stock Unit Award. The grant by the Committee of Restricted Stock or RSUs shall be evidenced by such written or electronic notices or other communications in such form as may be approved by the Committee. Awards of Restricted Stock or RSUs granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(a) Terms and Conditions.    Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such number; (ii) in the case of a Restricted Stock Award, the purchase price (if any) of those Shares and the methods by which payment of such purchase price may be made, (iii) the satisfaction or achievement of conditions, including but not limited to, but subject to Section 8.1(c) below, any period of service or achievement of performance goals that shall determine the number of Shares that are granted, issued, retainable and/or vested, (v) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares subject to such Award as may be determined by the Committee, (vi) in the case of a Restricted Stock Award, restrictions on the transferability of the Shares, and (vi) such additional terms and conditions, all as may be determined by the Committee, in each case not inconsistent with this Plan.

(b) Purchase Price.    Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock may be purchased by or awarded to a Participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such Shares (as defined in Section 2.14 above).

(c) Vesting.    Except as may otherwise be provided in Section 11.2 of the Plan:

(i) Vesting Based on Continuous Service.    A Restricted Stock or RSU Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) in one or more installments based on the period of time that the Participant remains in the service of the Company or an Affiliate; provided, however, that no such Restricted Stock or RSU Award for which vesting is based solely on the period of the Participant’s service (a “Time-Based Award”) shall become 100% vested sooner than (x) the completion of three (3) years of continuous service, measured from its grant date, in the case of such an Award to any officer or employee or (y) one (1) year of service, measured from its grant date, in the case of such an Award to any Outside Director or Consultant.

(ii) Performance-Based Vesting.    A Restricted Stock or RSU Unit Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) on the achievement, in whole or in part, of performance goals with respect to specified performance criteria, as specified in Section 9.2 hereof (a “Performance-Based Award”), in which event the minimum vesting period of such an Award shall be no less than one (1) year from its grant date.

(iii) Time and Performance Based Awards.    If a Performance-Based Award also provides that, notwithstanding a failure to achieve in full any of the specified performance goals, the Award may still become fully vested on the basis of the duration of the Participant’s employment or service, then, the Award may provide for a vesting period of not less than one (1) year if and to the extent the specified performance goal or goals are achieved, but also shall provide that the applicable vesting period based on the duration of employment or service, shall not be less than three (3) years in the case of an officer or employee or one (1) year in the case of an Outside Director or Consultant.

(iv) Effect of Termination of Employment or Service or Failure to Achieve Performance Goals.    A Restricted Stock or RSU Award shall provide, in the case of a Time-Based Award, that if the Participant’s employment or service with the Company or the Affiliate (as the case may be) terminates prior to the time that the Restricted Stock or RSU Award has become fully vested, or, in the case of a Performance-Based Award, if any performance goal required to be achieved as a condition of vesting is not fully achieved, then, the Shares of Common Stock subject to that Award that fail to vest as a result thereof may, at the Company’s election, be repurchased, in whole or in part, by the Company at a repurchase price set forth in the applicable Award Agreement, but not less than the purchase price paid by the Participant, provided, however, that if the Participant was not required to pay any purchase price for the Restricted Stock or RSU, then, the Award Agreement may provide that, upon a failure of the vesting requirement or requirements to be satisfied, the unvested shares of Restricted Stock or unvested RSUs, as the case may be, shall be cancelled or transferred to the Company without the payment by the Company of any purchase price therefor to the holder of the Award.

(d) Restrictions on Transferability.    Shares granted under any Restricted Stock Award or RSU Award shall be subject to transfer restrictions that prohibit the sale or other transfer, the assignment, pledge or encumbrance of any of the Restricted Stock or any Shares that may be issued upon vesting or exercise of the RSU Unit, until all applicable restrictions are removed or have expired and any applicable conditions have been satisfied as provided in the Award Agreement, unless otherwise allowed by the Committee. The Committee may provide, in any Award Agreement for Restricted Stock or RSU, that the certificates representing any Shares awarded thereunder (i) bear a legend making appropriate reference to the transfer restrictions imposed on the Shares, and/or (ii) shall remain in the physical custody of the Company or an escrow holder approved by the Committee until all restrictions are removed or have expired or the Restricted Stock or RSUs (as the case may be) have become vested.

(e) Certain Provisions Applicable to RSUs.    Except to the extent this Plan or the Committee specifies otherwise, RSUs represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder unless and until Shares are issued thereunder or such RSU is otherwise settled. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares of Common Stock or in cash or other property as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional Shares with respect to RSUs only to the extent specifically provided for in the Award Agreement by the Committee. Until a RSU is settled, the number of Shares represented thereby shall be subject to adjustment pursuant to Section 11 hereof. Any RSUs that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

9. QUALIFIED PERFORMANCE-BASED AWARDS

9.1 The Committee may designate Awards that are granted under this Plan as “Qualified Performance-Based Awards”. If the Committee, in its discretion, decides to grant a Qualified Performance-Based Award to a Participant, the provisions of this Section 9 shall control over any contrary provision contained in this Plan and the Award Agreement shall contain such terms, provisions, conditions and restrictions as may be necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code; provided, however, nothing herein shall preclude the Committee, in its discretion, from granting Awards under this Plan that are based on Performance Criteria (as hereinafter defined) or performance goals that do not satisfy the requirements of this Section 9.

9.2 Performance Criteria.

(a) For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to the Company or any Affiliate as a whole or to any business unit of the Company or any Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to results for any previous year or years or to a designated comparison or “peer” group, in each case as specified by the Committee in the Award: (i) net revenue or revenue growth; (ii) operating margin or profit margin (before or after distribution costs) or costs of revenue, (iii) operating income or net operating income, (iv) earnings before interest, taxes and amortization, (v) cash flow, (vi) income or net income; (vii) earnings per share, (viii) return on equity, (ix) total stockholder return (as such term is defined by the Committee), (x) share price performance, (xi) return on capital, (xii) return on assets or net assets, (xiii) return on operating revenue, (xiv) market segment share, (xv) cost containment or reduction goals, (xvii) comparisons of selected Company performance metrics, such as (but not limited to) total stockholder return, to the comparable metrics of a selected comparison or peer group of companies or a stock index designated by the Committee, (xvii) customer satisfaction; or (xviii) business or management performance objectives, which may be individualized for any Participant.

(b) The Committee may appropriately adjust any evaluation of performance under any Performance Criteria to exclude any of the following events that may occur during a performance period: (i) asset write-downs, (ii) claims or litigation or any judgments or settlements thereof, (iii) the effect of changes in or provisions under tax laws or regulations, accounting principles or other such laws or regulations or provisions affecting reported results, including changes that result from new or modified interpretations of existing laws, regulations or principles, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (as amended) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report on Form 10-K for the applicable year or any quarterly reports on Form 10-Q, as filed with the SEC. Notwithstanding satisfaction or completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, shares of Restricted Stock, RSU Awards or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

10. OTHER PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability.

(a) No Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Notwithstanding the foregoing, the Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided that following any such transfer or assignment the Award shall remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as may be modified by Committee as it shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms. Notwithstanding the foregoing, however, an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code and in no event shall any person to whom any Award may be transferred in accordance with this Section 10.1 (a “Permitted Transferee”) be entitled to transfer the Award in whole or in part. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10.1 shall be void and unenforceable against the Company.

(b) any provisions in this Plan to the contrary, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by this Plan or the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

10.2 Dividends.    Unless otherwise provided by the Committee in an Award Agreement, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to the issuance of Shares under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

10.3 Documents Evidencing Awards.    Subject to applicable law, the Committee shall determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s), may establish the terms of Award Agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to the effectiveness of any such Agreement or document that it shall be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such Agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions and restrictions, as are specified in this Plan as being applicable to such Award (or to all Awards) or as are expressly set forth in the Award Agreement or other document evidencing such Award.

10.4 Additional Restrictions on Awards.    Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales or other transfers by a Participant of any Shares issued under an Award, including (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (iii) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

10.5 Affiliate Awards.    In the case of a grant of an Award to any Participant who is an employee or Consultant of an Affiliate, such grant may, if the Committee so directs, be implemented by the Company’s issuance of any Shares subject to such Award to the Affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Affiliate will transfer those Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Affiliate and shall be deemed granted on such date as the Committee shall determine.

10.6 Awards subject to Code Section 409A.    Any Award that constitutes, or provides for, a deferral of compensation and that is subject to Section 409A of the Code shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the Committee. The Award Agreement with respect to any such Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with any Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

11. CHANGES IN CAPITAL STRUCTURE AND CHANGES OF CONTROL

11.1 Adjustments For Changes in Capital Structure.    In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, if there shall occur any change with respect to the outstanding Shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or, subject to Section 10.2 above, other distribution with respect to the Shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a Change of Control, or any other change which is determined by the Committee, in its sole discretion, to be of similar effect on the Common Stock, the Committee shall cause an adjustment, as it deems appropriate, to be made in (i) the maximum number and kind of Shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of Shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the exercise or base price for each Share or Unit or other right subject to then outstanding Awards, and (iv) any other terms of Awards that are determined by the Committee, in its discretion, to be affected by the event. Notwithstanding the foregoing, in the case of ISOs, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as Performance Based Award shall be made consistent with the requirements of Section 162(m) of the Code.

11.2 Change of Control Transactions.    In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan in the event of a Change of Control of the Company:

(a) The Committee shall have the discretion to provide, in each Award Agreement, such terms and conditions as it deems appropriate with respect to (i) the vesting of such Award in the event of a Change of Control, and (ii) the assumption of such Award or the exchange therefor of comparable securities under another incentive program in the event of a Change of Control. In addition, the aforementioned terms and conditions may vary from Award Agreement to Award Agreement as the Committee deems appropriate.

(b) Whether or not the terms of an outstanding Option Agreement provide for acceleration of vesting of the Stock Options that are the subject of such Award in the event of a Change of Control, or to the extent that a Stock Option is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change of Control transaction, for the purchase or exchange of each Stock Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change of Control transaction in exchange for the Shares issuable upon exercise of the Stock Option had such Option been exercised immediately prior to the Change of Control, and (y) the Exercise Price of the Stock Option.

(c) Whether or not the terms of an outstanding SAR provide for acceleration of vesting in the event of a Change in Control, or to the extent that an SAR is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of any or each SAR for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the Shares issuable upon exercise of the SAR had the SAR been exercised immediately prior to the Change in Control.

(d) Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2, the Committee shall have the power and authority, in its sole discretion, to accelerate the vesting of any or all of the Stock Options, SARs, Restricted Stock and RSUs and/or the lapse of the restrictions on any or all of the Restricted Stock or RSUs, even if the surviving entity in a Change of Control transaction agrees to assume the Stock Options and SARs outstanding under this Plan or issue Substitute Options or Restricted Stock or new equity incentives for the then outstanding Options, SARs, Restricted Stock or RSUs. Additionally, the terms and conditions relating to the vesting of Stock Options and SARs and the lapse of restrictions on Restricted Stock and RSUs in the event of the consummation of a Change of Control may vary from Award Agreement to Award Agreement, as the Committee, in its discretion, deems appropriate.

(e) Upon consummation of a Change of Control any outstanding Stock Options and SARs that were not exercised or assumed at or prior thereto shall terminate and cease to be exercisable, except to the extent that, with the consent of the Company, the Stock Options or SARs are assumed by the successor or surviving entity, as the case may be (or the parent company thereof), pursuant to the terms of the Change of Control transaction.

(f) If the Company enters into a definitive agreement that provides for the consummation of a Change of Control, the Committee shall cause written notice of such proposed Change of Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed Change of Control transaction; provided, however, that any delay in giving or any failure to give such notice shall not affect the validity or effectiveness of nor shall it entitle any Participant to obtain a delay or postponement in the consummation of the Change of Control transaction.

(g) Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2 or elsewhere in this Plan, if pursuant to any of the above provisions of this Section 11.2 above, an acceleration of the vesting of any Options or SARS or an acceleration of the lapse of restrictions on any Restricted Stock or RSU occurs or is deemed to have occurred immediately prior to the consummation of a Change of Control, but the Change of Control transaction is terminated or abandoned, for any reason whatsoever, before consummation thereof, then such acceleration of vesting and lapse of restrictions shall be deemed to have not occurred and the vesting schedule for the Options and SARs and the schedule for lapse of restrictions on Restricted Stock and RSUs, as in effect prior to such acceleration, shall be reinstated to the same extent as if no definitive agreement providing for such Change of Control transaction had ever been entered into by the Company.

11.3 Company or Stockholder Actions Affecting the Capital Structure of the Company.    Notwithstanding anything to the contrary that may be contained elsewhere in this Plan, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or as may be provided by the Committee, (i) the issuance by the Company of shares of Common Stock or any other class of shares, or any class of securities convertible into shares of Common Stock or of any other class of shares, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in cash or property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares of Common Stock that are subject to Stock Options or other Awards theretofore granted under this Plan or the exercise or purchase price per Share of such Common Stock, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

12. LISTING OR QUALIFICATION OF COMMON STOCK

In the event that the Committee determines in its discretion that the listing or qualification of the Shares of Common Stock available for issuance under the Plan on any Securities Exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, then, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock or RSU Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.

13. EFFECTIVE DATE, AMENDMENT AND TERMINATION OF THE PLAN

13.1 Effective Date.    This Plan was adopted by the Board of Directors on June 11, 2012, subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Shares of Common Stock of the Company which are (i) entitled to be voted and (ii) are voted on the proposal to approve this Plan. For this purpose, any “broker non-votes” shall not be counted as being entitled to be voted on that proposal, but will be counted for quorum purposes.

13.2 Amendments.    The Board may amend, alter or discontinue the Plan and, to the extent permitted by this Plan, the Board or the Committee may amend any Award Agreement or other document evidencing an Award made under this Plan, provided, however, that the Company shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11 hereof) required to be submitted for stockholder approval by the rules of the principal Stock Exchange on which the Company’s Common Stock is then listed for trading or that otherwise would:

(a) Increase the maximum number of Shares for which Awards may be granted under this Plan;

(b) Reduce the exercise price at which Stock Options may be granted below the price provided for in Section 6.2;

(c) Reduce the exercise price of outstanding Stock Options;

(d) Extend the term of this Plan;

(e) Change the class of persons eligible to be Participants; or

(f) Increase the limits set forth in Section 4.

In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided, however, that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

13.3 Termination Date.    This Plan shall remain available for the grant of Awards until May 31, 2022, which is ten (10) years following the date the Plan became effective, or such earlier date as the Board of Directors may elect to terminate the Plan (the “Termination Date”). The termination of the Committee’s authority to grant Awards under the Plan will not affect the continued operation of the terms of the Plan or the Company’s or Participants’ rights and obligations with respect to Awards granted on or prior to such Termination Date, which Awards shall continue in effect beyond the Termination Date in accordance with their terms and the terms and provisions of this Plan.

14. GENERAL PROVISIONS

14.1 Employment or Service.    This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant or to be consideration for, or an inducement to, or a condition of, the employment or engagement of any Participant by the Company. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Participant any right to continue in the employment or service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates at any time to terminate the Participant’s employment or other service relationship with the Company or any Affiliate for any reason or no reason.

14.2 Securities Laws.    No Shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any Stock Exchanges upon which the Shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements and may impose such conditions on any Shares of Common Stock issuable under the Plan as the Committee may deem advisable, including restrictions under the Securities Act, under the requirements of any Stock Exchange upon which Shares of Common Stock are then listed, and under any blue sky or other securities laws applicable to such Shares. The Committee also may require the Participant (or any Permitted Transferee thereof) to represent and warrant at the time of issuance of any Shares, that such Shares of are being acquired by the Participant or the Permitted Transferee only for investment purposes and without any current intention to sell or distribute such Shares and to covenant to comply with any restrictions on transfer that may be imposed on the Shares by the Company or under any applicable laws or regulations or any agreements to which the Company is a party or by which it is bound.

14.3 Unfunded Plan.    The adoption of the Plan and any reservation of Shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation and, except upon the issuance of Common Stock or upon the making of any cash payment pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and no Participant and no Permitted Transferee or estate thereof shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, in order to discharge its obligations under the Plan, the Company shall have the right (but not the obligation) to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise.

14.4 Other Compensation and Benefit Plans.    Except as otherwise provided in Section 4.1 of this Plan, the adoption of the Plan shall not affect any other Share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall this Plan preclude the Company from establishing any other forms of Share or equity incentive or other compensation or benefit program for employees, Outside Directors or Consultants of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award hereunder shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided to the contrary elsewhere in this Plan or by the terms of any other such plan or program.

14.5 Liability of the Company.    None of the Company the Board, the Committee or any of their members shall be liable to any Participant, any Permitted Transferee or any other persons by reason of: (a) the non-issuance or failure to sell any Shares of Common Stock pursuant to this Plan or any Award as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder; (b) the non-issuance of any Shares due to the unavailability of a sufficient number of authorized and unissued Shares of the Company’s Common Stock; and (c) any tax consequence expected, but not realized by, or any unexpected tax consequences to, any Participant, or any Permitted Transferee or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted under this Plan.

14.6 Plan Binding on Transferees.    The Plan shall be binding upon the Company, its transferees and assigns, and each Participant, each Participant’s executor, administrator and Permitted Transferees and beneficiaries.

14.7 Foreign Jurisdictions.    The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

14.8 Substitute Awards in Corporate Transactions.    Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an employee, Outside Director or Consultant of the Company or an Affiliate by reason of any such corporate transaction in substitution for Awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

14.9 Governing Law.    This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such court or other forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

14.10 Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.11 Headings and References to this Plan.    The Section, subsection and paragraph headings in this Plan are for convenience of reference only and shall not affect the interpretation, construction or application of the provisions of this Plan. Unless the context indicates otherwise, (a) the terms “herein”, “hereof”, “hereinafter”, “hereto” and “hereunder” and any similar terms shall refer to this Plan as a whole and not to the specific Section, paragraph or clause where such term may appear and (b) the terms “include” or “including” shall mean “include without limitation” or “including but not limited to”.

Electronic Voting Instructions Available 24 hours a day, 7 days a week!
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VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 A.M., Pacific Time, on August 28, 2012.
Vote by Internet
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A	Proposals — The Board of Directors recommends a vote FOR all of the nominees named below and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold	+
01 - Thomas R. McGuire	☐	☐	02 - Ben A. Frydman	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. APPROVAL OF 2012 EQUITY INCENTIVE PLAN.	☐	☐	☐	3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.	☐	☐	☐

IN THEIR DISCRETION, ON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance	☐
Mark box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in fiduciary capacities should state their titles as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — THE COAST DISTRIBUTION SYSTEM, INC.

ANNUAL MEETING OF STOCKHOLDERS — August 28, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby revokes all previously granted proxies of the undersigned, with respect to the shares of Common Stock of The Coast Distribution System, Inc. (the “Company”), which the undersigned is entitled to vote; and the undersigned does hereby appoint James Musbach, Robert S. Throop and Leonard P. Danna, and each of them individually, with full power of substitution, as the attorneys and proxies of the undersigned, to represent the undersigned and to vote as indicated below all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s Executive Offices at 350 Woodview Avenue, Morgan Hill, California, on Tuesday, August 28, 2012, at 10:00 A.M., Pacific Time, and at any postponements or adjournments of the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER BELOW. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION, AS THE COMPANY’S CLASS III DIRECTORS, OF THE NOMINEES NAMED BELOW ON THIS PROXY, “FOR” THE APPROVAL OF THE COMPANY’S 2012 EQUITY INCENTIVE PLAN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND TO VOTE ON ALL OTHER MATTERS THAT MAY BE PROPERLY PRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL, NONE OF WHICH WILL PREVENT YOU FROM CHANGING YOUR VOTE OR REVOKING YOUR PROXY OR ATTENDING THE MEETING AND VOTING IN PERSON.

IMPORTANT — PLEASE SIGN AND DATE THIS PROXY WHERE INDICATED BELOW AND RETURN PROMPTLY